Oppenheimer
U.S. Government Trust



 Prospectus Dated November 1, 1996


Oppenheimer U.S. Government Trust (the "Fund") is a mutual fund with the investment objective of seeking high current income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The securities the Fund invests in are described more completely in "Investment Objective and Policies," starting on page
__.

       This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


(OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

              A B O U T  T H E  F U N D

              Expenses
              Brief Overview of the Fund
              Financial Highlights
              Investment Objective and Policies
              How the Fund is Managed
              Performance of the Fund

              ABOUT YOUR ACCOUNT

              How to Buy Shares
              Class A Shares
              Class B Shares
              Class C Shares
              Special Investor Services
              AccountLink
              Automatic Withdrawal and Exchange Plans
              Reinvestment Privilege
              Retirement Plans
              How to Sell Shares
              By Mail
              By Telephone
              By Checkwriting
              How to Exchange Shares
              Shareholder Account Rules and Policies
              Dividends, Capital Gains and Taxes
A-1           Appendix A: Special Sales Charge Arrangements

A B O U T  T H E  F U N D

Expenses

 The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during the fiscal year ended June 30, 1996.

       - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages __ through __ for an explanation of how and when these charges apply.


                            Class A     Class B              Class C
                            Shares      Shares               Shares
Maximum Sales Charge        4.75%       None                 None
on Purchases (as a %
of offering price)

Maximum Deferred Sales      None(1)     5% in the first      1.0%(2)
Charge (as a % of the                   year, declining
lower of the original                   to 1% in the
offering price or                       sixth year, and
redemption proceeds)                    eliminated
                                        thereafter(2)

Maximum Sales Charge on     None        None                 None
Reinvested Dividends

Redemption Fee              None(3)     None(3)              None(3)

Exchange Fee                None        None                 None

_________________________
1. If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Buying Class A Shares" below.
2. See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares
- Buying Class C Shares" below, for more information on the contingent deferred sales charges.
3. There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemption proceeds paid by check, or ACH transfer through AccountLink, or, with respect to Class A shares only, for which checkwriting privileges are used (see "How to Sell Shares").

       - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net Assets)


                           Class A      Class B       Class C
                           Shares       Shares        Shares
Management Fees            0.60%        0.60%         0.60%

12b-1 Distribution
Plan Fees                  0.24%        1.00%         1.00%

Other Expenses             0.24%        0.33%         0.25%

Total Fund Operating
Expenses                   1.08%        1.93%         1.85%

     The numbers in the chart above are based upon the Fund's expenses in the fiscal year ended June 30, 1996. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service fees (the fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the service fees (the service fee is 0.25% of average annual net assets of that class) and the asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less, depending on a number of factors, including the actual amount of the assets represented by each class of shares. Class B shares were not publicly sold before July 21, 1995. Therefore, the Annual Fund Operating Expenses shown for Class B shares are based on amounts that would have been payable in that period assuming that Class B shares were outstanding during the entire fiscal year.

       - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:


                            1 year        3 years       5 years        10 years(1)
Class A Shares              $58           $80           $104           $173
Class B Shares              $70           $91           $124           $183
Class C Shares              $29           $58           $100           $217

If you did not redeem your investment, it would incur the following expenses:

                            1 year        3 years       5 years        10 years(1)

Class A Shares              $58           $80           $104           $173
Class B Shares              $20           $61           $104           $183
Class C Shares              $19           $58           $100           $217

1. In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge.
In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class
B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.
Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

       These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       - What is The Fund's Investment Objective? The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity.

       - What Does the Fund Invest In? The Fund primarily invests in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements on such securities. The Fund may write covered calls and use certain hedging instruments approved by its Board of Trustees to try to manage investment risks. U.S. Government Securities that the Fund invests in include collateralized mortgage obligations ("CMO's") whose payment of principal and interest generated by the pool of mortgages is passed through to the Fund. CMO's may be issued in a variety of classes or series ("tranches") that have different maturities and levels of volatility. The Fund may also invest in "stripped" CMO's or mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of the interest and principal payments. In certain cases, one class will receive all of the interest payments, while the other class will receive all of the principal value on maturity. These investments are more fully explained in "Investment Objective and Policies," starting on page __.

       - Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. Prior to January 6, 1996, the Manager was known as Oppenheimer Management Corporation. The Manager (including a subsidiary) manages investment company portfolios having over $55 billion in assets at September 30, 1996. The Manager is paid an advisory fee by the Fund, based on the Fund's net assets. The Fund's portfolio manager, David A. Rosenberg, is employed by the Manager and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.

       - How Risky is the Fund? Although U.S. Government Securities involve little credit risk, their values will fluctuate depending on prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term securities. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page __ for a more complete discussion of the Fund's investment risks.

       - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page __ for more details.

       - Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Each class has the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class shares. Please review "How to Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

       - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by writing a check against your current account (available for Class A shares only). Please refer to "How to Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

       - How Has the Fund Performed? The Fund measures its performance by quoting a yield, dividend yield, average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the yields and total returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to U.S. Government bond indices, which we have done on page __. Please remember that past performance does not guarantee future results.


Financial Highlights

 The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended June 30, 1996 and for the fiscal period July 1, 1996 to August 31, 1996 (the Fund's new fiscal year end), is included in the Statement of Additional Information. Class B shares were only offered during a portion of the fiscal year ended June 30, 1996, commencing July 21, 1995. Effective August 16, 1985, the Fund became a long-term government securities fund which has a fluctuating net asset value per share. Prior to that date, the Fund invested only in short-term (maturing in one year or less) U.S. Government Securities and maintained a fixed net asset value of $1.00 per share.

                                                         --------------------------------------------------------------------------
                                                         Financial Highlights

                                                         Class A
                                                         --------------------------------------------------------------------------

                                                         Two Months
                                                         Ended
                                                         August 31,       Year Ended June 30,
                                                            1996(2)              1996                1995              1994
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                      $9.30              $9.51               $9.20             $9.95
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .10                .67                 .68               .67
Net realized and unrealized gain (loss)                    (.07)              (.21)                .31              (.74)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                  .03                .46                 .99              (.07)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.10)              (.66)               (.68)             (.64)
Dividends in excess of net investment
income                                                       --                 --                  --              (.01)
Distributions from net realized gain                         --                 --                  --               --
Tax return of capital distributions                          --               (.01)                 --              (.03)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                            (.10)              (.67)               (.68)             (.68)
---------------------------------------------------------=====================================
=====================================
Net asset value, end of period                            $9.23              $9.30               $9.51             $9.20

==========================================================
================

-----------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                       0.42%              4.91%              11.22%           (1.17)%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)               $503,693           $504,966            $312,607          $310,027
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $508,123           $452,236            $307,306          $355,698
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      6.64(5)           7.07%               7.32%             6.61%
Expenses                                                   1.09(5)           1.08%               1.09%             1.14%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 5.6%             399.7%              303.5%            139.5%


[table restubbed]
                                                         --------------------------------------------------------------------------
                                                         Financial Highlights

                                                         Class A
                                                         --------------------------------------------------------------------------

                                                         Year Ended June 30,
                                                           1993              1992                1991               1990
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Data:
Net asset value, beginning of period                      $9.73              $9.25               $9.24             $9.54
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .68                .69                 .83               .90
Net realized and unrealized gain (loss)                     .22                .48                 .02              (.32)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                  .90               1.17                 .85               .58
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.68)              (.69)               (.84)             (.88)
Dividends in excess of net investment
income                                                       --                 --                  --                --
Distributions from net realized gain                         --                 --                  --                --
Tax return of capital distributions                          --                 --                  --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                            (.68)              (.69)               (.84)             (.88)
----------------------------------------------------------====================================
=====================================
Net asset value, end of period                            $9.95              $9.73               $9.25             $9.24

==========================================================
===============

-----------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                       9.55%             13.05%               9.53%             6.34%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)               $380,916           $395,863            $342,220          $264,728
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $401,789           $376,532            $299,144          $253,085
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     6.90%              7.23%               8.93%             9.60%
Expenses                                                  1.17%              1.17%               1.19%             1.16%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                96.8%             207.8%              133.9%            125.5%

[Restubbed Table Con't]

                                                         --------------------------------------------------------------------------
                                                         Financial Highlights

                                                         Class A                                          Class B
                                                         --------------------------------------------------------------------------
                                                                                                          Two Months
                                                         Year Ended June 30,                              Ended        Period Ended
                                                                                                          August 31,   June 30,
                                                           1989              1988                1987       1996(2)      1996(3)
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Data:
Net asset value, beginning of period                      $9.59              $9.77              $10.17       $9.29        $9.40
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .91                .90                 .84         .09          .56
Net realized and unrealized gain (loss)                    (.05)              (.18)                .33        (.07)        (.11)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                  .86                .72                 .51         .02          .45
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.91)              (.90)               (.85)       (.09)        (.55)
Dividends in excess of net investment
income                                                       --                 --                  --          --           --
Distributions from net realized gain                         --                 --                (.06)         --           --
Tax return of capital distributions                          --                 --                  --          --         (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                            (.91)              (.90)               (.91)       (.09)        (.56)
----------------------------------------------------------====================================
=====================================
Net asset value, end of period                            $9.54              $9.59               $9.77       $9.22        $9.29

==========================================================
===============

-----------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                       9.51%              7.78%               5.54%       0.28%        4.80%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)               $232,593           $203,857            $216,306     $36,504      $30,737
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $210,060           $197,834            $207,557     $35,078      $19,227
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     9.65%              9.36%               8.73%       5.82%(5)     6.44%(5)
Expenses                                                  1.19%              1.13%               0.99%       1.88%(5)     1.93%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                76.9%             141.3%              263.0%        5.6%       399.7%


[Restubbed Table Con't]

                                                         ----------------------------------------------------
                                                         Financial Highlights

                                                         Class C
                                                         ----------------------------------------------------
                                                         Two Month
                                                         Ended August31,    Year Ended June 30,
                                                           1996(2)           1996          1995       1994(1)
-------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                      $9.29              $9.50         $9.19      $9.83
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .09                .60           .61        .33
Net realized and unrealized gain (loss)                    (.07)              (.21)          .30       (.64)
-------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                  .02                .39           .91        .31
-------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.09)              (.59)         (.60)      (.33)
Dividends in excess of net investment
income                                                       --                 --             --         --
Distributions from net realized gain                         --                 --             --         --
Tax return of capital distributions                          --               (.01)            --         --
-------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                            (.09)              (.60)         (.60)      (.33)
----------------------------------------------------------====================================
===============
Net asset value, end of period                            $9.22              $9.29         $9.50      $9.19

===================================================

-------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                       0.28%              4.11%        10.31%      3.12%
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                $18,547            $18,531       $11,019     $4,261
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $18,620            $15,766        $6,503     $2,173
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     5.90%(5)           6.27%         6.44%      5.97%(5)
Expenses                                                  1.84%(5)           1.85%         1.89%      1.96%(5)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 5.6%             399.7%        303.5%     139.5%

[End Restubbed Table]

1. For the period from December 1, 1993 (inception of offering) to June 30, 1994.
2. The Fund changed its fiscal year end from June 30 to August 31.
3. For the period from July 21, 1995 (inception of offering) to June 30, 1996.
4. Assumes a  hypothetical  initial  investment  on the business  day before the first day of the fiscal  period (or  inception of offering),  with all dividends and distributions  reinvested in additional shares on the reinvestment  date, and redemption at the net asset value  calculated on the last business day of the fiscal  period.  Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The lesser of purchases or sales of portfolio  securities for a period,  divided by the monthly  average of the market value of
portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.  Purchases and sales of investment securities (excluding short-term securities) for the period  ended  August 31,  1996 were  $107,275,488  and  $38,439,764,  respectively.  For the years  ended June 30, 1996 and
1995,
purchases and sales of investment securities included mortgage "dollar-rolls".

Investment Objective and Policies

Objective. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities").

 Investment Policies and Strategies. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government Securities and repurchase agreements on such securities. U.S. Government Securities include the following:

       - U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of two to ten years when issued) and Treasury bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States.

       - Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These are obligations supported by any of the following: (a) the full faith and credit of the U.S. Government, such as Government National Mortgage Association ("Ginnie Mae") modified pass-through certificates as described below, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, such as bonds issued by Federal National Mortgage Association ("Fannie Mae"), (c) the discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality, or (d) the credit of the instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"). Securities of U.S. Government agencies and instrumentalities that are supported by the discretionary authority of the U.S. Government to purchase such securities and which the Fund may purchase under (c) above include: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Freddie Mac and Fannie Mae.

       - Mortgage-Backed Securities. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges. These pass-through securities include participation certificates of Ginnie Mae, Freddie Mac and Fannie Mae.

       The Statement of Additional Information contains additional information on U.S. Government Securities. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. If the Fund buys mortgage-backed securities at a premium, prepayments of principal and foreclosures of mortgages may result in some loss of the Fund's principal investment to the extent of the premium paid.

       As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in U.S. Government Securities, under normal market conditions (when the manager believes that the financial markets are not in a volatile or unstable period). The Fund expects that any investments in debt securities other than U.S. Government Securities will be limited to debt securities rated within the four highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged by the Manager to be of comparable quality to debt securities rated within such grades, although it is not a fundamental policy that it do so. Such ratings are known as "investment grade" ratings. The Fund is not obligated to dispose of securities if the rating is reduced below investment grade. There is the increased credit risk potential that issuers other than the U.S. Government or its agencies or instrumentalities may not be able to make interest or principal payments as they become due.

       The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

       The Fund may invest in "stripped" mortgage-backed securities or CMOs or other such securities issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal value (and is known as a "P/O").

       The yield to maturity on the class that receives interest only (I/O) is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. I/Os are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall and prepayment rates increase. In times of rapidly falling interest rates, the Fund might receive back less than its investment. Conversely, the value of P/Os are very sensitive to increases in interest rates. When interest rates increase, mortgage prepayments decline and the cash flows accruing to P/Os decline. Therefore, in times of rising interest rates, the value of principal only mortgage-backed securities may decline.

       As with other bond investments, the value of U.S. Government Securities and mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. The value of mortgage-backed securities may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, the Fund may attempt to increase the income it can earn from U.S. Government Securities by writing covered call options against them, when market conditions are appropriate. Writing covered call options is explained below, under "Other Investment Techniques and Strategies."

       The Fund may enter into "forward roll" transactions with banks or other buyers that provide for future delivery of mortgage-backed securities in which the Fund may invest. The Fund would be required to identify cash, U.S. Government Securities or other high-grade debt securities to its custodian bank in an amount equal to its purchase payment obligation under the roll.

       - Interest Rate Risks. Although U.S. Government Securities involve little credit risk, their market values will fluctuate until they mature, depending on prevailing interest rates. When prevailing interest rates go up, the market value of already issued debt securities tends to go down. When interest rates go down, the market value of already issued debt securities tends to go up. The magnitude of those fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer. Because of this factor, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective of seeking high current income and conservation of principal will be achieved.

       - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." U.S. Government Securities may be purchased or sold without regard to the length of time they have been held, to attempt to take advantage of short-term differentials in yields. While short-term trading increases portfolio turnover (and may increase the Fund's transaction costs), the Fund incurs little or no brokerage costs for U.S. Government Securities. High portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code to obtain tax deductions for dividends and distributions paid to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

       - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental."
The Fund's investment objective is a fundamental policy.

       Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

       - Loans of Portfolio Securities. To attempt to increase its income or to raise cash for liquidity purposes, the Fund may lend its portfolio securities other than in repurchase transactions to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the Fund's total assets and are subject to certain other conditions described in the Statement of Additional Information. See "Loans of Portfolio Securities" in the Statement of Additional Information on securities loans.

       - "When-Issued" and "Delayed Delivery" Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date. Additionally, if the Fund chooses to sell its right to acquire the when-issued security prior to its acquisition, or to dispose of its right to deliver or receive under a delayed delivery commitment, the Fund may incur a gain or loss.

       - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.
There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

       - Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest.

       - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

       The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

       Other hedging strategies, such as buying futures and call options and writing put options, tend to increase the Fund's exposure to the securities market as a temporary substitute for purchasing securities. Writing put options or covered call options may also provide income to the Fund for liquidity purposes or raise cash for the Fund to distribute to shareholders.

       - Futures. The Fund may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures). Interest Rate Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information.

       - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

       The Fund may buy calls on securities or Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised.
If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

       The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) securities that the Fund owns, or (2) Interest Rate Futures. The Fund can buy a put on an Interest Rate Future whether or not the Fund owns the particular Future in its portfolio. The Fund may write puts on securities or Interest Rate Futures in an amount up to 50% of its total assets only if such puts are covered by segregated liquid assets. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

       The Fund may buy and sell puts and calls only if certain conditions are met: (1) the Fund may write calls on up to 100% of its total assets if the calls are listed on a domestic securities or commodities exchange or quoted on the Automated Quotation System ("NASDAQ") of The Nasdaq Stock Market, Inc.; the limit is 10% of the Fund's total assets for calls that are not listed or quoted; (2) calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on NASDAQ or, traded in the over-the-counter market; (3) each call the Fund writes must be "covered" while it is outstanding: that means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls; (4) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; and (5) a call or put option may not be purchased if the value of the initial premiums paid of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

       - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

       - Hedging instruments can be volatile investments and may involve special risks. In the broadest sense, exchange-traded options and futures contracts and other hedging instruments the Fund can use may be defined as "derivative" investments. In general, a derivative investment is a specially-designed investment whose performance is linked to the performance of another investment, security index, or other readily measurable economic variable. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

       Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

       - Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging," above).

       One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that the Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the Fund's share price. Certain derivative investments held by the Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited as discussed below.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

       - make loans; however, the purchase of debt securities which the Fund's investment policies and restrictions permit it to purchase, whether or not subject to repurchase agreements, is permitted; the Fund may also lend securities as described under "Loans of Portfolio Securities";

       - borrow money in excess of 10% of the value of its assets (and then only as a temporary measure for extraordinary or emergency purposes) or make any investment at a time during which such borrowing exceeds 5% of the value of its assets; no assets of the Fund may be pledged, mortgaged or hypothecated to secure a debt; the escrow arrangements involved in options trading are not considered to involve such a mortgage, hypothecation or pledge; or

       - enter into repurchase agreements maturing in more than seven days, or invest in securities which are restricted as to resale, securities which are not readily convertible to cash ("illiquid securities") or securities for which market quotations are not readily available if more than 10% of the Fund's total assets would be invested in such securities.

       All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the Fund's assets have changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund was organized in 1982 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

       The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

       The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and managing its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible for paying to conduct its business.

       The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       - Portfolio Manager. The Portfolio Manager of the Fund is David A. Rosenberg. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since January 3, 1994. Mr. Rosenberg is a Vice President of the Manager. Previously he was an officer and portfolio manager for Delaware Investment Advisors and for one of its mutual funds.

       - Fees and Expenses. Under the investment advisory agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.65% of the first $200 million of aggregate net assets, 0.60% of the next $100 million; 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of aggregate net assets over $800 million.

       The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

       There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expenses for brokerage. From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       - The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

       - The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

 Explanation of Performance Terminology. The Fund uses the terms "total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately because each class of shares will usually have different performance as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). This performance information may be useful to help you see how well your investment has done over time and to compare it to other funds or market indices, as we have done on pages __ and __.

       It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       - Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

       When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the effect of the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted at "net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

       - Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period.
The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended August 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       - Management's Discussion of Performance. During the first half of 1996 interest rates increased as investors become concerned about renewed inflation. During this period, the Manager limited the average maturity of the Fund's overall portfolio so that it would be less sensitive to fluctuations in interest rates. Additionally, the Manager increased the Fund's holdings of mortgage-backed securities which provided greater income potential as interest rates increased and the risk of increased prepayments declined. As interest rates stabilized during the second half of 1996, the Manager continued to hold large positions in mortgage-backed securities because these investments tend to perform well in stable interest rate environments when prepayment rates are more reliable. Mortgage-backed securities also provided extra yield compared to the more creditworthy U.S. Treasury securities.

       - Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund at June 30, 1996 and August 31, 1996, the Fund's new fiscal year end; in the case of Class A shares, over a ten-year period ending June 30, 1996 and August 31, 1996; in the case of Class B shares, from the inception of the Class on July 21, 1995 to June 30, 1996, for the one year period ended August 31, 1996 and from the inception of the Class on July 21, 1995 to August 31, 1996; and in the case of Class C shares, for the one year period ended June 30, 1996, from the inception of the Class on December 1, 1993 to June 30, 1996. Performance on the Fund's Class C shares is also shown for the one year period ended August 31, 1996 and from the inception of the Class on December 1, 1993 to August 31, 1996.

       The performance of each class of the Fund's shares is compared to the performance of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government guaranteed corporate debt, and is widely regarded as a general measurement of the performance of the U.S. Government bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value
of a $10,000 Hypothetical Investment in
Oppenheimer U.S. Government Trust
and the Lehman Brothers U.S. Government Bond Index

(Graph)

Average Annual Total Returns of Class A Shares Of The Fund at 06/30/96(1)

1-Year        5-Year        10-Year
(0.08)%       6.34%         7.03%

Average Annual Total Returns of Class A Shares Of The Fund at 08/31/96(1)

1-Year        5-Year        10-Year
(0.49)%       5.66%         7.63%

Class B Shares
Comparison of Change in Value
of a $10,000 Hypothetical Investment in
Oppenheimer U.S. Government Trust
and the Lehman Brothers U.S. Government Bond Index

(Graph)

Cumulative Total Returns of Class B Shares Of The Fund at 06/30/96(2)

1-Year
(0.14)%

Average Annual Total Returns of Class B Shares Of The Fund at 08/31/96(2)

1-Year        Life of Class
(1.25)%       1.05%

Class C Shares
Comparison of Change in Value
of a $10,000 Hypothetical Investment in
Oppenheimer U.S. Government Trust
and the Lehman Brothers U.S. Government Bond Index

(Graph)

Average Annual Total Returns of Class C Shares Of The Fund at 06/30/96(3)

1-Year        Life of Class
3.13%         4.18%

Average Annual Total Returns of Class C Shares Of The Fund at 08/31/96(3)

1-Year        Life of Class
2.70%         4.02%

Past performance is not predictive of future performance.

______________________
The average annual total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The Fund's fiscal year end has changed from 6/30 to 8/31.

1. Class A returns are shown net of the applicable 4.75% maximum initial sales charge. The inception date of the Fund (Class A shares) was 8/16/85.

2. Class B shares of the Fund were first publicly offered on 7/21/95. The returns are shown net of the applicable 5% and 4% contingent deferred sales charge, respectively, for the one year period and the life of the class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 12/1/93. The one year and life of class return is shown net of the applicable 1% contingent deferred sales charge.

Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

       - Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans.) If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

       - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as discussed in "Buying Class B Shares," below.

       - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

       In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, considering the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

       - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

       - Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

       However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C as well as Class B shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more) Class A shares may become more advantageous than Class C and Class B shares.
If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

       And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, from a single investor.

       - Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charge available for larger investments in Class A shares under the Fund's Right of Accumulation.

       Of course these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

       - Are There Differences in Account Features That Matter to You? Because some account features (such as checkwriting) may not be available to Class B or Class C shareholders, or other features for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, this may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne solely by that class, such as the asset-based sales charge as described below and in the Statement of Additional Information.

       - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

       With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

       Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

       There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

       - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

       Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

       - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

       - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

       If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day, and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds or one of the Former Connecticut Mutual Investment Accounts, Inc. (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                            Front-End Sales      Front-End Sales
                            Charge as a          Charge as a            Commission as
                            Percentage of        Percentage of          Percentage of
Amount of Purchase          Offering Price       Amount Invested        Offering Price
Less than $50,000           4.75%                4.98%                  4.00%

$50,000 or more but
less than $100,000          4.50%                4.71%                  3.75%

$100,000 or more but
less than $250,000          3.50%                3.63%                  2.75%

$250,000 or more but
less than $500,000          2.50%                2.56%                  2.00%

$500,000 or more but
less than $1 million        2.00%                2.04%                  1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

       - purchases aggregating $1 million or more, or
       - purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

       The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus
0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

       If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge may be equal to 1% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value). However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

       In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

       No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

       - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

       Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       Shareholders of the Fund who acquired (and still hold) Fund shares as a result of a reorganization of the Fund with Advance America Funds, Inc. on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase shares of the Fund at a maximum sales charge of 4.50%.

       - Letter of Intent. Under a Letter of Intent, you may purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period; you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of the intended purchases of both Class A and Class B shares will determine your reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


       - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

       -  the Manager or its affiliates;
       - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
       - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
       - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
       - dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase or sale of Fund shares);
       - employee benefit plans purchasing shares through a shareholder servicing agent which the Distributor has appointed as agent to accept those purchase orders;
       - directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
       - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
       - any unit investment trust that has entered into an appropriate agreement with the Distributor;
       - a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or
       - qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by March 31, 1996.

       Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

       - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
       - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
       - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
       - shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver. There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information; or
       - purchased with proceeds or maturing principal units of any Qualified Unit Investment Liquid Trust Series.

       Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

       - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype
401(k) plans (these are all referred to as "Retirement Plans);
       -  to return excess contributions made to Retirement Plans;
       - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
       - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
       - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
       - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

       - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

       Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service provider or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

       The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Years Since                                      Contingent Deferred Sales Charge
Beginning of Month In                            on Redemptions in that Year
Which Purchase Order Was Accepted                (As % of Amount Subject to Charge)
0 - 1                                            5.0%
1 - 2                                            4.0%
2 - 3                                            3.0%
3 - 4                                            3.0%
4 - 5                                            2.0%
5 - 6                                            1.0%
6 and following                                  None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

       - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders at that time of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

       - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C Shares."

       - Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will not apply to share purchases in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

       - Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

       Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

       The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

       The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares.

       The Distributor currently pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale of Class C shares. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

       Because the Distributor's actual expenses in selling Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class C shares, those expenses may be carried over and paid in future years. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the plan was terminated.

       At June 30, 1996, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $998,862 (equal to 3.25% of the Fund's net assets represented by Class B shares on that date) which have been carried over into the present Plan year. At August 31, 1996, the Distributor had incurred unreimbursed expenses under the Plan of $1,139,137 (equal to 3.12%) of the Fund's net assets represented by Class B shares on that date, which have been carried over into the present Plan year. At June 30, 1996, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $240,974 (equal to 1.30% of the Fund's net assets represented by Class C shares on that date) which have been carried over into the present Plan year. At August 31, 1996, the Distributor had incurred unreimbursed expenses under the Plan of $254,802 (equal to 1.37% of the Fund's net assets represented by Class C shares on that date) which have been carried over into the present plan year.

       - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are described in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases if the Transfer Agent is notified that these conditions apply to the redemption:

       - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

       - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

       - returns of excess contributions to Retirement Plans;

       - distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

       - shares issued in plans of reorganization to which the Fund is a party; or

       - distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

       Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares in the following cases:

       - shares sold to the Manager or its affiliates;
       - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
       - shares redeemed in involuntary redemptions as described above.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

       AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

       - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

       - Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

 Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

       - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

       - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

       - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

       - Pension and Profit-Sharing Plans for self-employed persons and other employers

       - 401(k) Prototype Retirement Plans for businesses

       Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

       You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, or by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

       - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       - You wish to redeem more than $50,000 worth of shares and receive a check
       - The redemption check is not payable to all shareholders listed on the account statement
       - The redemption check is not sent to the address of record on your account statement
       - Shares are being transferred to a Fund account with a different owner or name
       - Shares are redeemed by someone other than the owners (such as an Executor)

       - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

       - Your name
       - The Fund's name
       - Your Fund account number (from your account statement)
       - The dollar amount or number of shares to be redeemed
       - Any special payment instructions
       - Any share certificates for the shares you are selling
       - The signatures of all registered owners exactly as the account is registered, and
       - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

 Use the following address      Send courier or Express Mail
for requests by mail:              requests to:
OppenheimerFunds Services          OppenheimerFunds Services
P.O. Box 5270                      10200 E. Girard Avenue, Building D
Denver, Colorado 80217             Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

       -  To redeem shares through a service representative, call 1-800-852-
8457
       -  To redeem shares automatically on PhoneLink, call 1-800-533-3310

       Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

       - Telephone Redemptions Through AccountLink or By Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

       Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

       - Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

       - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

       - Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.

       - Checks must be written for at least $100.

       - Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.

       - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

       - Don't use your checks if you changed your Fund account number.

 Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


How to Exchange Shares

       Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

       - Shares of the fund selected for exchange must be available for sale in your state of residence;
       - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege;
       - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day;
       - You must meet the minimum purchase requirements for the fund you purchase by exchange; and
       - Before exchanging into a fund, you should obtain and read its prospectus.

       Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

       Exchanges may be requested in writing or by telephone:

       - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

       - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

       You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. This list can change from time to time.

       There are certain exchange policies you should be aware of:

       - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio of securities at a time or price disadvantageous to the Fund.

       - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

       - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

       - For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

       - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

       The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

       - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

       - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

       - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that market value of the shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       - Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

       - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

       - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

       - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes

    Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays those dividends to shareholders monthly. Normally dividends are paid on or about the last business day of each month, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends August 31st). Normally, distributions paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends. The amount of a class's dividends or distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by that class.


Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

       - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
       - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
       - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
       - Reinvest Your Distributions in Another Oppenheimer Funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

       - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

       - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

       - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

       This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

 APPENDIX A

I. Special Sales Charge Arrangements for Shareholders of the Fund Who Were Shareholders of the Former Quest for Value Funds

       The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

- Reduced Class A Initial Sales Charge Rates for Certain Former Quest
Shareholders

- Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                        Front-End         Front-End         Commission
                        Sales Charge      Sales Charge      as
                        as a              as a              Percentage
Number of               Percentage        Percentage        of
Eligible Employees      of Offering       of Amount         Offering
or Members              Price             Invested          Price
__________________________________________________________________
9 or fewer              2.50%             2.56%             2.00%
__________________________________________________________________
At least 10 but not
more than 49            2.00%             2.04%             1.60%

       For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class
A contingent deferred sales charge described on pages    and     of this
Prospectus.

       Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

- Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

-  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

       - Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.


       - Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

-  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

       - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

       - Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."


Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

-  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under
Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

- Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under
Section 408(a) of the Internal Revenue Code or retirement plans under
Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

II. Special Sale Charge Arrangements for Fund Shareholders of the Fund Who Were Shareholders of the Former Connecticut Mutual Investment Accounts, Inc.

       The initial and contingent sales charge rates and waivers for Class A and Class B shares described elsewhere in this Prospectus are modified as described below for those shareholders of the Fund who were shareholders of Connecticut Mutual Investment Accounts, Inc. on March 17, 1996 ("former CMIA shareholders").

-  Prior Class A CDSC and Class A Sales Charge Waivers

       - Class A Contingent Deferred Sales Charge. Certain former CMIA shareholders are entitled to continue to make additional purchases of Class A shares of the Fund at net asset value without the Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

       Those former CMIA shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of the former CMIA funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the CMIA funds' policies on Combined Purchases or Rights of Accumulation, who still hold those shares in any of the Oppenheimer funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the CMIA funds' former general distributor to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

       Class A shares of the former CMIA funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC. If any additional Class A shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

       - Class A Sales Charge Waivers. Additional Class A shares of the Fund may be purchased without a sales charge by a person who was in one or more of the categories described below and acquired Class A shares of the CMIA funds prior to March 18, 1996 and still holds Class A shares of any Oppenheimer funds: (1) any purchaser, provided the total initial amount invested in the former CMIA funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Oppenheimer funds; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in any one or more of the former CMIA funds totaled $500,000 or more; (3) Directors of the former CMIA funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the CMIA funds' prior distributor, and its affiliated companies;
(5) one or more members of a group of a least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; (6) any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which was beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract for Class A shares of the Fund; and (7) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the CMIA funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the applicable Class A CDSC.

-  Class A and Class B Contingent Deferred Sales Charge Waivers

       In addition to the waivers set forth above under the caption "How to Buy Shares," the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of the Fund and acquired through the reorganization of the Connecticut Mutual Income Account Series of CMIA with the Fund and the shares of that series were acquired prior to March 18, 1996, (ii) were acquired by exchange from another CMIA fund and the shares of that fund were purchased prior to March 18, 1996 and (iii) were exchanged or redeemed in the following cases:

       (1) by the estate of the deceased shareholder; (2) upon the disability of the shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (Code); (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7) of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; (4) in whole or in part, in connection with shares sold by any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (5) in connection with the former CMIA fund's right to involuntarily redeem or liquidate a Fund; (6) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; and (7) as involuntary redemptions of shares by operation of law, or under procedures set forth in the former CMIA fund's Articles of Incorporation, or as adopted by the Board of Directors of the former CMIA funds.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER U.S. GOVERNMENT TRUST

       Graphic material included in Prospectus of Oppenheimer U.S. Government Trust: "Comparison of Total Return of Oppenheimer U.S.
Government Trust and the Lehman Brothers Government Bond Index - Change in Value of a $10,000 Hypothetical Investment."

       Linear graphs will be included in the Prospectus of Oppenheimer U.S. Government Trust (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each class of shares of the Fund. For Class A shares, that graph will cover each of the Fund's last eleven fiscal years from 6/30/86 through 8/31/96, in the case of Class B shares, the graph will cover the period from inception of the class (July 21, 1995) through 8/31/96, and in the case of Class C shares, the graph will cover the period from the inception of the Class (December 1, 1993) to 8/31/96. The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Government Bond Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the Lehman Brothers Government Bond Index, is set forth in the Prospectus under "Comparing the Fund's Performance to the Market."


              Fiscal Year             Oppenheimer                  Lehman Brothers
              (Period) Ended          U.S. Government Trust - A    Government Bond Index
              06/30/86                $ 9,525                      $10,000
              06/30/87                $10,006                      $10,390
              06/30/88                $10,796                      $11,160
              06/30/89                $11,818                      $12,509
              06/30/90                $12,568                      $13,375
              06/30/91                $13,767                      $14,731
              06/30/92                $15,565                      $16,756
              06/30/93                $17,075                      $18,918
              06/30/94                $16,913                      $18,665
              06/30/95                $18,810                      $20,916
              06/30/96                $19,733                      $21,860
              08/31/96                $19,815                      $21,865

              Fiscal                  Oppenheimer                  Lehman Brothers
              Period Ended            U.S. Government Trust - B    Government Bond Index

              07/31/95                $10,000                      $10,000
              06/30/96                $10,480                      $10,490
              08/31/96                $10,117                      $10,492

              Fiscal                  Oppenheimer                  Lehman Brothers
              Period Ended            U.S. Government Trust - C    Government Bond Index

              12/1/93(2)              $10,000                      $10,000
              06/30/94                $ 9,678                      $9,625
              06/30/95                $10,675                      $10,786
              06/30/96                $11,115                      $11,273
              08/31/96                $11,146                      $11,276

----------------------
(1)  Class B shares of the Fund were first publicly offered on July 31,
1995.
(2)  Class C shares of the Fund were first publicly offered on December
1, 1993.

Oppenheimer U.S. Government Trust
Two World Trade Center
New York, New York 10048-0203
Telephone: 1-800-525-7048

 Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky
   Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


PR0220.001.1196  Printed on recycled paper

Oppenheimer U.S. Government Trust

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

 Statement of Additional Information dated November 1, 1996


         This Statement of Additional Information of Oppenheimer U.S. Government Trust is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                 Page
About the Fund
Investment Objective and Policies
Investment Policies and Strategies
     Other Investment Techniques and Strategies
     Other Investment Restrictions
How the Fund is Managed
     Organization and History
     Trustees and Officers of the Fund
     The Manager and Its Affiliates
Brokerage Policies of the Fund
Performance of the Fund
Distribution and Service Plans
About Your Account
How To Buy Shares
How To Sell Shares
How To Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Financial Information About the Fund
Independent Auditors' Report
Financial Statements
Appendix A: Description of Securities Ratings                    A-1
Appendix B: Corporate Industry Classifications                   B-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

       - U.S. Government Securities. The obligations of U.S. Government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. Under normal market conditions, the Fund will invest at least 80% of its total assets in U.S. Government Securities and the securities of such agencies and instrumentalities of the U.S. Government when the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager") is satisfied that the credit risk with respect to such instrumentality is minimal.

       General changes in prevailing interest rates will affect the values of the Fund's portfolio securities. The value will vary inversely to changes in such rates. For example, if such rates go up after a security is purchased, the value of the security will generally decline. A decrease in interest rates may affect the maturity and yield of mortgage-backed securities by increasing unscheduled prepayments of the underlying mortgages. With its objective of seeking interest income while conserving capital, the Fund may purchase or sell securities without regard to the length of time the security has been held, to take advantage of short-term differentials in yields. While short-term trading increases the portfolio turnover, the execution cost for U.S. Government Securities is substantially less than for equivalent dollar values of equity securities (see "Brokerage Provisions of the Investment Advisory Agreement," below).

       The U.S. Government Securities in which the Fund may invest include the following:

       - GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. GNMA Certificates are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA").

       The GNMA Certificates in which the Fund invests are of the "fully modified pass-through" type, that is, they provide that the registered holders of the Certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of such GNMA Certificates, whether or not the interest on the underlying mortgages has been collected by the issuers.

       The GNMA Certificates purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. It is expected that payments received by the issuers of GNMA Certificates on account of the mortgages backing the Certificates will be sufficient to make the required payments of principal of and interest on such GNMA Certificates, but if such payments are insufficient for that purpose, the guaranty agreements between the issuers of the Certificates and GNMA require the issuers to make advances sufficient for such payments. If the issuers fail to make such payments, GNMA will do so.

       Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under such guaranties.

       GNMA Certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of payments received by the issuers on account of such mortgages, GNMA Certificates do not constitute a liability of, nor evidence any recourse against, such issuers, but recourse is solely against GNMA. Holders of GNMA Certificates (such as the Fund) have no security interest in or lien on the underlying mortgages.

       Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the GNMA Certificates held by the Fund. All of the mortgages in the pools relating to the GNMA Certificates in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain GNMA Certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less. Periods of dropping interest rates may spur refinancing of existing mortgages, accelerating the rate of prepayments. Prepayments on such mortgages received by the Fund will be reinvested in additional GNMA Certificates or other U.S. Government Securities. The yields on such additional securities may not necessarily be the same as (and may be lower than) the yields on the prepaid securities, which will affect the income the Fund receives and pays to its shareholders.

       - Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in (i) interest payments less servicing and guarantee fees, (ii) principal prepayments and
(iii) the ultimate collection of amounts representing such holder's proportionate interest in principal payments on the mortgage loans in the pool represented by such FHLMC Certificate, in each case whether or not such amounts are actually received. The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

       - Federal National Mortgage Association ("FNMA") Certificates. FNMA, a federally-chartered and privately-owned corporation, issues FNMA Certificates which are backed by a pool of mortgage loans. FNMA guarantees to each registered holder of a FNMA Certificate that the holder will receive amounts representing such holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such FNMA Certificate, less servicing and guarantee fees, and such holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan, in each case whether or not such amounts are actually received. The obligations of FNMA under its guarantees are obligations solely of FNMA and are not backed by the full faith and credit of the United States or any agency or instrumentality thereof other than FNMA.

Other Investment Techniques and Strategies

       - Repurchase Agreements. The Fund may acquire securities that are subject to repurchase agreements. In a repurchase transaction, the Fund purchases a U.S. Government security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. An "approved vendor" is a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet the audit requirements met by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

       - Reverse Repurchase Agreements. The Fund will maintain, in a segregated account with its Custodian, cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. The Fund will use reverse repurchase agreements as a source of funds on a short-term basis (and not for leverage). In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party. As a matter of fundamental policy, the Fund will not enter into a reverse repurchase transaction unless the securities collateralizing the transaction have a maturity date not later than the settlement date for the transaction.

       - Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as one or more of (a) negotiated loan fees,
(b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative or other fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

       - Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities in which it can invest. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to selected banks or other entities and simultaneously agree to repurchase a similar security (same type, coupon and maturity) from the institution at a specified later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. The Fund will enter into only "covered" rolls. Upon entering into a mortgage-backed security roll, the Fund will be required to identify cash, U.S. Government Securities or other high-grade debt securities with its Custodian in an amount equal to its obligation under the roll.

       - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Such securities may bear interest at a lower rate than longer-term securities. The Fund does not intend to make such purchase for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will identify with its Custodian cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

       The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

       To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. Except for mortgage-backed security rolls, the Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

       When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

       - Hedging. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments to manage its exposure to changing interest rates and securities prices. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Puts and covered calls may also be written on U.S. Government Securities to attempt to increase the Fund's income. For hedging purposes, the Fund may use Interest Rate Futures and call and put options on debt securities and Interest Rate Futures (all of the foregoing are referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to do the following: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), (ii) protect unrealized gains in the value of the Fund's debt securities which have appreciated, (iii) facilitate selling debt securities for investment reasons, (iv) establish a position in the debt securities markets as a temporary substitute for purchasing particular debt securities, or (v) reduce the risk of adverse currency fluctuations. A call or put may be purchased only if, after such purchase, the net value of all call and put option positions held by the Fund would not exceed 5% of the Fund's total assets. The Fund will not use Futures and options on Futures for speculation. The Hedging Instruments the Fund may use are described below.

       The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To effect its hedges, the Fund may: (i) sell Interest Rate Futures, (ii) buy puts on such Futures or U.S. Government Securities, or (iii) write covered calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may:
(i) purchase Futures, or (ii) purchase calls on such Futures or on U.S. Government Securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income.

       The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. At present, the Fund does not intend to enter into Futures and options on Futures if, after any such purchase or sale, the sum of the margin deposits on Futures and the premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. The Fund may, in the future, employ Hedging Instruments and strategies that are not presently contemplated to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible, and are adequately disclosed.

       - Writing Covered Calls. The Fund may write (i.e. sell) call options ("calls") on U.S. Government Securities to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions, subject to the limitations stated in the Prospectus. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

       To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

       The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

       - Writing Put Options. The Fund may write put options on U.S. Government securities or Interest Rate Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

       When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

       The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

       - Purchasing Calls and Puts. The Fund may purchase calls on U.S. Government Securities or on Interest Rate Futures, in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. The value of U.S. Government Securities underlying calls purchased by the Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e. securities with maturities of less than one year). When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on a Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

       The Fund may purchase put options ("puts") which relate to U.S. Government Securities (whether or not it holds such securities in its portfolio) or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

       Buying a put on Interest Rate Futures or U.S. Government Securities permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the bond market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on Interest Rate Futures or U.S. Government Securities not held by it, the put protects the Fund to the extent that the prices of the underlying Future or U.S. Government Security move in a similar pattern to the prices of the U.S. Government Securities in the Fund's portfolio.

       An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund may pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

       - Interest Rate Futures. The Fund may buy and sell Interest Rate Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

       Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis.

       At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting transaction.
All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

       - Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund may engage in interest rate swaps only with respect to securities it holds, and not in excess of 25% of its total assets.

       The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".

       - Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the calls or upon the Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

       When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option "is in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

       - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under the restrictions, the Fund also must, as to its short positions, use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the CEA.

       Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

       - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund. One of the tests for the Fund's qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously;
(iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held for less than three months.

       - Risks Of Hedging With Options and Futures. In addition to the risks with respect to hedging discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

       If the Fund uses Hedging Instruments to establish a position in the U.S. Government Securities markets as a temporary substitute for the purchase of individual U.S. Government Securities (long hedging) by buying Interest Rate Futures and/or calls on such Futures or on U.S. Government Securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the U.S. Government Securities purchased.

Other Investment Restrictions

       The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

       Under these additional restrictions, the Fund cannot:

       (1) invest in interests in oil, gas, or other mineral exploration or development programs;

       (2) invest in real estate;

       (3) purchase securities on margin or make short sales of securities; however, the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use as permitted by any of its other fundamental policies;

       (4) underwrite securities of other companies; or

       (5) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

       The Fund will not concentrate investments to the extent of 25% of its assets in any industry; there is no limit on obligations issued by the U.S. Government or its agencies or instrumentalities. For purposes of that policy, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

       The percentage restrictions described above and in the Prospectus are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

How the Fund is Managed

Organization and History. The Fund was organized in 1982 as a Massachusetts business trust. Effective August 16, 1985, the Fund changed its investment objective and became a long-term government securities fund. Prior to August 16, 1985, the Fund operated as a money market fund with a fixed net asset value per share.

       As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

       The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Target Fund, Oppenheimer Enterprise Fund, Oppenheimer International Growth Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (the "New York-based Oppenheimer funds"). Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of October 1, 1996, the officers and Trustees of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of each class of the Fund. The statement does not include ownership of shares held of record by an employee benefit plan for employees of the Manager (one of the Trustees listed below Ms. Macaskill and one of the officers, Mr. Donohue, are trustees of that plan), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

Leon Levy, Chairman of the Board of Trustees; Age: 71
31 West 52nd Street, New York, New York 10019
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

    Robert G. Galli, Trustee*; Age: 63
Vice Chairman of the Manager; formerly he held the following positions:
Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President and General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds.

Benjamin Lipstein, Trustee; Age: 73
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; Director of Sussex Publications, Inc. (publishers of Psychology Today and Mother Earth News) and of Spy
Magazine, L.P.

Bridget A. Macaskill, President and Trustee*; Age: 48
President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI and SFSI, President and a Director of OAC, HarbourView and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset
Management, Inc.; formerly an Executive Vice President of the Manager.

___________________
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


Elizabeth B. Moynihan, Trustee; Age: 67
801 Pennsylvania Avenue, N.W., Washington, DC 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York
University), and the National Building Museum; a member of the Trustees Council, Preservation League of New York State; and a member of the Indo-U.S. Sub-Commission on Education and Culture.

Kenneth A. Randall, Trustee; Age: 69
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil and gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company) and Fidelity Life Association (mutual life insurance company); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.


Edward V. Regan, Trustee; Age: 66
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute; Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and trustee of the New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age: 65
200 Park Avenue, New York, New York 10166
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship Inc. (consulting and publishing); a director of XYAN Inc. (printing), Professional Staff Limited and American Scientific Resources, Inc.; a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

Sidney M. Robbins, Trustee; Age: 84
50 Overlook Road, Ossining, New York 10562
Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; Emeritus Founding Director of The Korea Fund, Inc. (closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

Donald W. Spiro, President and Trustee*; Age: 70
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

___________________
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


Pauline Trigere, Trustee; Age: 83
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Trustee; Age: 65
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), IMC Global Inc. (chemicals and animal feed), and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

David Rosenberg, Vice President and Portfolio Manager; Age: 38
Vice President of the Manager; an officer of other Oppenheimer funds; formerly an Officer and Portfolio Manager for Delaware Investment Advisers and for one of its mutual funds.

    Andrew J. Donohue, Secretary; Age: 46
Executive Vice President and General Counsel of the Manager and the Distributor; President and a Director of Centennial; Executive Vice President and General Counsel and a director of HarbourView, SSI, SFSI, and Oppenheimer Partnership Holdings, Inc.; President and director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 60
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age: 48
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age: 37
3410 South Galena Street, Denver, Colorado  80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm; and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 31
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

       -  Remuneration of Trustees

       The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund, during its fiscal year ended June 30, 1996, and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:


                            Aggregate            Retirement Benefits         Total Compensation
                            Compensation         Accrued as Part             From All
Name and                    from                 of Fund                     New York-based
Position                    Fund                 Expenses                    Oppenheimer funds1
Leon Levy                   $9,326               $18,210                     $141,000.00
  Chairman and
  Trustee

Benjamin Lipstein           $5,701               $11,133                     $ 86,200.00
  Study
  Committee
  Member and
  Trustee

Elizabeth B. Moynihan       $5,701               $11,133                     $ 86,200.00
  Study
  Committee
  Member and
  Trustee

Kenneth A. Randall          $5,186               $10,125                     $ 78,400.00
  Audit
  Committee
  Chairman and
  Trustee

Edward V. Regan             $4,551               $ 8,886                     $ 68,800.00
  Proxy Committee
  Chairman,
  Audit
  Committee
  Member and
  Trustee

Russell S.
Reynolds, Jr.               $3,446               $ 6,729                     $ 52,100.00
  Proxy Committee
  Member and
  Trustee

Sidney M. Robbins           $8,076               $15,769                     $122,100.00
  Study Committee
  Chairman, Audit
  Committee
  Vice-Chairman
  and Trustee

Pauline Trigere             $3,446               $ 6,729                     $ 52,100.00
  Trustee

Clayton K. Yeutter          $3,446               $ 6,729                     $ 52,100.00
  Proxy Committee
  Member and
  Trustee

______________________
1 For the 1995 calendar year (prior to the inception of the Proxy Committee), during which the New York-based Oppenheimer funds, listed in the first paragraph of this section, included Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund (which ceased operation following the acquisition of their assets by certain other Oppenheimer funds) but excluded Oppenheimer International Growth Fund, which had not yet commenced operations.

       The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund, during its fiscal period July 1, 1996 to August 31, 1996, and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:


                            Aggregate            Retirement Benefits         Total Compensation
                            Compensation         Accrued as Part             From All
Name and                    from                 of Fund                     New York-based
Position                    Fund                 Expenses                    Oppenheimer funds1

Leon Levy                   $3,179               $89                         $141,000.00
  Chairman and
  Trustee

Benjamin Lipstein           $1,943               $54                         $ 86,200.00
  Study
  Committee
  Member and
  Trustee

Elizabeth B. Moynihan       $1,943               $54                         $ 86,200.00
  Study
  Committee
  Member and
  Trustee

Kenneth A. Randall          $1,768               $49                         $ 78,400.00
  Audit
  Committee
  Chairman and
  Trustee

Edward V. Regan             $1,551               $43                         $ 68,800.00
  Proxy Committee
  Chairman,
  Audit
  Committee
  Member and
  Trustee

Russell S.
Reynolds, Jr.               $1,175               $33                         $ 52,100.00
  Proxy Committee
  Member and
  Trustee

Sidney M. Robbins           $2,753               $77                         $122,100.00
  Study Committee
  Chairman, Audit
  Committee
  Vice-Chairman
  and Trustee

Pauline Trigere             $1,175               $33                         $ 52,100.00
  Trustee

Clayton K. Yeutter          $1,175               $33                         $ 52,100.00
  Proxy Committee
  Member and
  Trustee

______________________
1 For the 1995 calendar year (prior to the inception of the Proxy Committee), during which the New York-based Oppenheimer funds, listed in the first paragraph of this section, included Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund (which ceased operation following the acquisition of their assets by certain other Oppenheimer funds) but excluded Oppenheimer International Growth Fund, which had not yet commenced operations.

       The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

       - Major Shareholders. As of October 1, 1996, the only persons who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares was Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, East, Floor 3, Jacksonville, Florida 32246-6484, who owned 281,312.000 Class C shares (representing approximately 14.05% of the Fund's then outstanding Class
C shares).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Messrs. Galli and Spiro) also serve as Trustees of the Fund.

       The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

       - The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Prior to the adoption of the current investment advisory agreement, the Manager voluntarily reduced the management fee to the current rates, described in the Prospectus.

       Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the Distribution Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended June 30, 1994, 1995 and 1996, the management fees paid by the Fund to the Manager were $2,515,934, $1,980,189 and $2,946,711, respectively. For the fiscal period July 1, 1996 to August 31, 1996, the management fees paid by the Fund to the Manager were $569,144.

       The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under applicable state regulatory limitation on Fund expenses. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The payment of the management fee at the end of any month will be reduced or eliminated so that there will not be any accrued but unpaid liability under this expense limitation. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

       The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its corporate name may be withdrawn.

       - The Distributor. Under its Distribution Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, excluding payments under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended June 30, 1994, 1995 and 1996, the aggregate sales charges on sales of the Fund's Class A shares were $876,525, $582,157 and $880,535, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $282,424, $169,246 and $277,638 in those respective years. For the fiscal period July 1, 1996 to August 31, 1996, the aggregate sales charges on sales of the Fund's Class A shares, were $119,450, of which the Distributor and an affiliated broker-dealer retained in the aggregate $35,853. During the fiscal year ended June 30, 1996 and for the fiscal period July 21, 1996 to August 31, 1996, contingent deferred sales charges collected by the Distributor on the redemption of Class B shares totaled $64,030 and $9,733, respectively, all of which the Distributor retained. During the Fund's fiscal year ended June 30, 1996 and the fiscal period July 1, 1996 to August 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totalled $692,568 and $130,843, respectively, of which $15,855 and $6,477, respectively, were paid to an affiliated broker/dealer. During the Fund's fiscal period from December 1, 1993 through June 30, 1994, and the fiscal years ended June 30, 1995 and 1996 and for the fiscal period July 1, 1996 to August 31, 1996, the contingent deferred sales charges collected on Class C shares were $3,250, $9,578, $14,816 and $2,260, respectively, all of which the Distributor retained. During the Fund's fiscal year ended June 30, 1996 and for the fiscal period July 1, 1996 to August 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totalled $86,810 and $9,765, of which $8,756 and $1,030, respectively, were paid to an affiliated broker/dealer. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

       - The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

       Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers of may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers.

       Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

       The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

       The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research in the same manner as is permitted for agency transactions.

       During the Fund's fiscal years ended June 30, 1994, 1995 and 1996, total brokerage commissions paid by the Fund (not including spread or commissions on principal transactions on a net trade basis) were $0.00, $0.00 and $28,118, respectively. For the fiscal period July 1, 1996 to August 31, 1996, total brokerage commissions paid by the Fund were $26,168.

Performance of the Fund

 Yield and Total Return Information. As described in the Prospectus, the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these yields and total returns are calculated for each class and the components of those calculations is set forth below.

       The Fund's advertisement of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yields, total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yields and total returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

       - Standardized Yields

       - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

     Standardized Yield = 2 [(a-b
                              ---  + 1) 6 - 1]
                               cd

       The symbols above represent the following factors:

       a =    dividends and interest earned during the 30-day period.
       b =    expenses accrued for the period (net of any expense
              reimbursements).
       c =    the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
       d =    the maximum offering price per share of that class on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

       The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended August 31, 1996, the standardized yields for the Fund's Class A, Class B and Class C shares were 5.99%, 5.49% and 5.52%, respectively.

       - Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

  Dividend Yield of the Class =  Dividends of the Class
                              -----------------------------
                           Max. Offering Price of the Class
                                (last day of period)

                   + Number of days (accrual period) x 365

       The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B or Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

       From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended August 31, 1996, were 6.56% and 6.89% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B and Class C shares for the 30-day period ended August 31, 1996, were 6.10% and 6.11%, respectively, when calculated at net asset value.

       - Total Return Information

       - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment according to the following formula:

                       ERV  1/n
                       ---         - 1 = Average Annual Total Return
                        P

       - Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                       ERV - P
                       -------   = Total Return
                          P

       In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

       The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended June 30, 1996 were -0.08%, 6.34% and 7.03%, respectively. The "cumulative total return" on Class A shares for the ten year period ended June 30, 1996 was 97.33%. During a portion of the periods for which total returns are shown for Class A shares, the Fund's maximum initial sales charge rate was higher;
as a result, performance returns on actual investments during those periods may be lower than the results shown. The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended August 31, 1996 were -0.49%, 5.66% and 6.72%.
The "cumulative total return" for the ten year period ended August 31, 1996 on Class A shares was 91.59%. The "cumulative total return" on Class
B shares for the period July 21, 1995 (commencement of the Class) to June 30, 1996, was -0.14%. The "average annual total return" on Class B shares at August 31, 1996 was -1.25%. The "cumulative total return" on Class B shares for the period July 21, 1995 (commencement of the class) to August 31, 1996 was 1.17%. For the one year period ended June 30, 1996 the "average annual total return" on an investment in Class C shares was 3.13%. The cumulative total return on Class C shares for the period from December 1, 1993 (the commencement of the class) through June 30, 1996 was 11.14%. For the one year period ended August 31, 1996, the "average annual total return" on an investment in Class C shares was 2.70%. The "cumulative total return" on Class C shares for the period December 1, 1993 (commencement of the class) to August 31, 1996 was 11.46%.

       - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

       The "cumulative total return at net asset value" of the Fund's Class A shares for the ten year period ended June 30, 1996 was 107.17%. The "cumulative total return at net asset value" of the Fund's Class A shares for the ten year period ended August 31, 1996 was 101.15%. The
"cumulative total return at net asset value" of the Fund's Class B shares for the period July 21, 1995 to June 30, 1996 was 4.80%. The "cumulative total return at net asset value" of the Fund's Class B shares for the period July 21, 1995 to August 31, 1996 was 5.09%. The "cumulative total return at net asset value" of the Fund's Class C shares for the period from December 1, 1993 to June 30, 1996 was 11.14%. The "cumulative total return at net asset value" of the Fund's Class C shares for the period December 1, 1993 to August 31, 1996 was 11.46%. The "average annual total returns at net asset value" for the one, five and ten year periods ended June 30, 1996 for Class A shares were 4.91%, 7.38% and 7.56%, respectively. The "average annual total returns at net asset value" for the one, five and ten year periods ended August 31, 1996, for Class A shares were 4.47%, 6.70% and 7.24%. The "average annual total returns at net asset value" for the one year period ended August 31, 1996 for Class
B shares was 3.62%. The "average annual total returns at net asset value" for the period July 21, 1996 to August 31, 1996 for Class B shares was 4.57%. The "average annual total returns at net asset value" for the one year period ended June 30, 1996 and for the period from December 1, 1993 to June 30, 1996 for Class C shares were 4.11% and 4.18%, respectively.
The "average annual total returns at net asset value" for the one year period ended August 31, 1996 and for the period December 1, 1993 to August 31, 1996 for Class C shares were 3.67% and 4.02%, respectively.

       Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.
The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds), (ii) all other U.S. Government funds and (iii) all other U.S. Government funds in a specific size category.
The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

       From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund's Class A, Class B and Class C shares of the Fund in relation to other U.S. Government funds. Rankings are subject to change.

       The total return on an investment made in Class A, Class B or Class C shares of the Fund may also be compared with the performance for the same period of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly- issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government-guaranteed corporate debt, and is widely regarded as a measure of the performance of the U.S. Government bond market. The foregoing bond index includes a factor for the reinvestment of interest but does not reflect expenses or taxes. Other indices may be used from time to time. The performance of the Fund's Class A, Class B and Class C shares may also be compared in publications to (i) performance of various market indices or other investments for which reliable performance data is available, and
(ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

       From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New
York Times which may include quotations of performance from other sources, such as Lipper or Morningstar.

       From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

       When comparing yield, total return and investment risk of an investment in Class A, Class B or Class C shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

Distribution and Service Plans

       The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plans for Class B shares and Class C shares, such vote was cast by the Manager as the sole initial holder of Class B shares and Class C shares of the Fund.

       In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

       Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees including its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

       While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. The report for the Class B and Class C Plans shall also include the distribution costs for that quarter, and such costs for previous fiscal years that are carried forward, as explained in the Prospectus and below. Those reports, including allocations on which they are based, will be subject to review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

       Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount of assets.

       For the fiscal year ended June 30, 1996, and for the fiscal period July 1, 1996 to August 31, 1996, payments under the Class A Plan totalled $1,085,680 and $212,196, respectively, all of which was paid by the Distributor to Recipients, including $83,455 and $23,299, respectively, paid to an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal year by the Distributor may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges or other financial costs, or allocation of overhead by the Distributor.

       The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor. Payments made under the Class B Plan during the period July 21, 1995 through June 30, 1996 and for the fiscal period July 1, 1996 to August 31, 1996 totalled $187,678 and $59,266, respectively, of which $187,678 and $50,535, respectively, were retained by the Distributor. Payments made under the Class C Plan during the fiscal year ended June 30, 1996 and for the fiscal period July 1, 1996 to August 31, 1996 totalled $157,684 and $31,535, of which $99,336 and
$14,173, respectively, were retained by the Distributor, including $9,640 and $1,511, respectively, paid to an affiliate of the Distributor.

       Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and the Class C
Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

       The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

 Alternative Sales Arrangements - Class A, Class B and Class C Shares.
The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

       The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class
C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class
C shares are subject.

       The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

       The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in U.S. Government Securities at times when the Exchange is closed (including weekends and holidays or after 4:00 P.M., on a regular business day). Because the Fund's net asset value will not be calculated at such times, the net asset value per share of Class A, Class B and Class C shares of the Fund may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares.

       The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally, as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing bid and asked prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see
(ii), (iii) and (iv) above, the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker.

       In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government Securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

       Puts, calls and Futures held by the Fund are valued at the last sales prices on the principal exchanges on which they are traded or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

 AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings, aunts, uncles, nieces and nephews.

       - The Oppenheimer funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer International Bond Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer International Growth Fund
Oppenheimer Bond Fund For Growth
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Series Fund, Inc.
Panorama Series Fund, Inc.
Rochester Fund Municipals*
Rochester Portfolio Series - Limited Term
  New York Municipal Fund*


and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

________________________
* Shares of the Fund are not presently exchangeable for shares of these funds.

       There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

       - Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (and Class A and Class B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intend period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

       In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

       For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

       If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.

       If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

       In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       - Terms of Escrow That Apply to Letters of Intent.

       1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

       2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

       3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

       4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

       5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c)
Class A shares or Class B shares acquired in exchange for either (i) Class
A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

       6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

       There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

       Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Check Writing. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.



 Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension plans or 401(k) profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the dealer or broker to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

 Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are made by check, payable to all shareholders of record, and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

       By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus below, in this Statement of Additional Information.

       - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase shares of Class A shares while maintaining automatic withdrawal plans because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making purchases of Class A shares.

       The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Transfer Agent nor the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

       For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

       Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or ACH payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

       The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

       The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

       To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

       If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

       - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question
(not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

How To Exchange Shares

       As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048. Prior to May 1, 1996, Oppenheimer Disciplined Allocation Fund, Oppenheimer Disciplined Value Fund, Oppenheimer LifeSpan Balanced Fund, Oppenheimer LifeSpan Income Fund and Oppenheimer LifeSpan Growth Fund only offer Class A and Class B shares and are not available for exchange to or from other Oppenheimer funds.

       For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

       Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

       Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemedwithin 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

       The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

       When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

       When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

       Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

       The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

 Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers are normally paid for by the third business day following the placement of the purchase order. Shares redeemed through regular redemption procedures will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be paid with respect to shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).
If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds.

       Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

       The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

       If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

       If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

       Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above, at net asset value without sales charge. To elect this option, the shareholder must notify the Distributor in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain Oppenheimer funds may be invested in shares of this Fund on the same basis.


Additional Information About the Fund

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that its banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

==========================================================
======================

The Board of Trustees and Shareholders of Oppenheimer U.S. Government Trust:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer U.S. Government Trust as of August 31, 1996, and the statements of operations for the two month period then ended and the year ended June 30, 1996, the statements of changes in net assets for the two month period ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the two month period ended August 31, 1996 and for each of the years in the five year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 1996, the results of its operations for the two month period then ended and the year ended June 30, 1996, the changes in its net assets for the two month period ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the two month period ended August 31, 1996 and each of the years in the five year period ended June 30, 1996, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Denver, Colorado
September 23, 1996


                    Statement of Investments   August 31, 1996

                                                                                                        Face           Market Value
                                                                                                        Amount         See Note 1
==========================================================
==========================================================
================
Mortgage-Backed Obligations--105.5%
------------------------------------------------------------------------------------------------------------------------------------
Government Agency--94.7%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/
Sponsored--68.0%
                    Federal Home Loan Mortgage Corp.:
                    Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates:
                    14%, 1/1/11                                                                    $      512,994    $      603,533
                    Series 1061, Cl. L, 6.65%, 4/15/21                                                 10,750,000        10,229,270
                    7.50%, 5/1/26                                                                      20,129,582        19,689,952
                    Series 1065, Cl. H, 8.50%, 10/15/19                                                 1,208,603         1,227,857
                    Series 0192, Cl. H, 9%, 7/15/21                                                     1,539,472         1,568,338
                    9.50%, 12/1/02--11/1/03                                                               507,713           528,603
                    Series 5, Cl. Z, 9%, 5/15/19                                                        3,191,469         3,315,389
                    Gtd. Real Estate Mtg. Investment Conduit
                    Pass-Through Certificates, Series 1548, Cl. C, 7%, 4/15/21                          3,000,000         2,775,000
                    Gtd. Multiclass Mtg. Participation Certificates:
                    11.50%, 6/1/20                                                                      1,343,525         1,523,642
                    13%, 8/1/15                                                                         2,270,297         2,679,661
                    Series 1347, Cl. I, 8%, 8/15/22                                                    10,000,000         9,906,200
                    Series 1455, Cl. J, 7.50%, 12/15/22                                                 5,000,000         4,848,400
                    Interest-Only Stripped Mtg.-Backed Security,
                    Trust 177, Cl. B, 15.333%--15.447%, 7/15/26(1)                                     98,281,338        37,224,057
                    ----------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn.:
                    11%, 7/1/16                                                                         1,639,309         1,832,953
                    11.50%, 11/1/15                                                                     1,258,946         1,419,463
                    7%, 8/1/25--5/1/26                                                                 57,007,637        54,279,433
                    7%, 9/15/26(2)                                                                     10,000,000         9,515,600
                    7.50%, 8/1/25                                                                       4,619,678         4,523,450
                    7.50%, 9/15/26(2)                                                                  31,500,000        30,771,720
                    8%, 9/15/26(2)                                                                     34,000,000        33,989,460
                    8.50%, 9/15/26(2)                                                                  36,500,000        37,173,060
                    ----------------------------------------------------------------------------------------------------------------
                    Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
                    Investment Conduit Pass-Through Certificates:
                    Series 1992-103, Cl. JB, 10.50%, 11/25/20                                          10,000,000        11,040,600
                    13%, 11/1/12                                                                          173,005           201,640
                    Series 1991-176, Cl. PL, 7%, 12/25/21                                              29,617,000        27,349,226
                    8%, 12/1/22                                                                         2,904,616         2,915,335
                    8.75%, 11/25/05--12/25/20                                                          30,000,000        31,031,680
                    Series G92-42, Cl. C, 7%, 9/25/19                                                     456,912           455,624
                    Gtd. Mtg. Pass-Through Certificates, 12%, 4/15/19                                   1,555,172         1,790,393
                    Gtd. Multiclass Mtg. Participation Certificates, Series 1989-4,
                       Cl. D, 10%, 2/25/19                                                              3,000,000          3,317,790
                    ----------------------------------------------------------------------------------------------------------------
                    Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
                    Series 1992-132, Cl. PJ, 8%, 7/25/19                                               18,000,000        18,191,160
                    Series 1990-18, Cl. K, 9.60%, 3/25/20                                               5,000,000         5,473,400
                    Series 1992-112, Cl. ED, 4%, 12/25/20                                               3,000,000         2,546,250
                    ----------------------------------------------------------------------------------------------------------------
                    Interest-Only Stripped Mtg.-Backed Security:
                    Trust 177, Cl. B, 9.997%, 1/1/24(1)                                                 6,278,865         2,193,679
                    Trust 218, Cl. 2, 12.666%, 4/1/23(1)                                                6,796,442         2,316,100
                    Principal-Only Stripped Mtg.-Backed Security, Trust 4, Cl. J, 2.715%, 9/25/22(3)    3,400,000         1,568,250
                                                                                                                     ---------------
                                                                                                                        380,016,168
------------------------------------------------------------------------------------------------------------------------------------
                    GNMA/Guaranteed--26.7%
                    Government National Mortgage Assn.:
                    10%, 6/15/16--8/15/19                                                               3,735,250         4,093,536
                    10.50%, 1/15/98--5/15/21                                                            8,810,561         9,749,851
                    11%, 7/20/20                                                                          125,251           140,790
                    11.50%, 1/15/98--4/15/13                                                              146,676           162,196
                    12%, 12/15/12--3/15/14                                                                 67,332            77,762

                    6  Oppenheimer U.S. Government Trust


                                                                                                          Face         Market Value
                                                                                                          Amount       See Note 1
==========================================================
==========================================================
================
GNMA/Guaranteed
(continued)
------------------------------------------------------------------------------------------------------------------------------------
                    12.50%, 1/15/14--6/15/19                                                       $    1,249,820    $    1,455,523
                    13%, 4/15/11--12/15/14                                                                174,697           206,238
                    13.50%, 4/15/11--8/15/14                                                              217,270           258,996
                    14%, 6/15/11                                                                           44,099            53,429
                    15%, 7/15/11--9/15/12                                                                 194,694           239,268
                    6.50%, 11/15/23--12/15/23                                                           1,977,758         1,833,368
                    7%, 2/15/22--10/15/23                                                              10,181,250         9,726,719
                    7.125%, 4/20/17                                                                       389,891           394,949
                    7.25%, 12/15/05                                                                        41,365            41,134
                    7.50%, 10/15/06--7/15/26                                                           22,245,983        21,776,785
                    7.50%, 9/15/26(2)                                                                  59,750,000        58,312,415
                    8%, 4/15/02--5/15/25                                                                3,530,234         3,573,074
                    8%, 9/15/26(2)                                                                     30,000,000        29,990,700
                    8.25%, 4/15/08                                                                        149,304           152,636
                    8.50%, 6/15/01--1/15/06                                                               129,358           133,931
                    9%, 9/15/08--5/15/09                                                                  525,975           557,275
                    9.50%, 4/15/01--1/15/20                                                             1,484,741         1,598,182
                    ----------------------------------------------------------------------------------------------------------------
                    U.S. Department of Veterans Affairs, Interest-Only Gtd.
                    Real Estate Mtg. Investment Conduit Pass-Through Certificates,
                    Vendee Mtg. Trust, Series 1995-2B, Cl. 2-IO, 26.274%, 6/15/25(1)                  134,650,312         4,760,023
                                                                                                                     ---------------
                                                                                                                        149,288,780
------------------------------------------------------------------------------------------------------------------------------------
Private--10.8%
------------------------------------------------------------------------------------------------------------------------------------
Commercial--7.9%
                    FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
                    Pass-Through Certificates, Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25(4)               3,000,000         2,989,688
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
                    Series 1995-C2, Cl. C, 7.882%, 6/15/21(5)                                           2,757,008         2,739,777
                    ----------------------------------------------------------------------------------------------------------------
                    Morgan Stanley Capital I, Inc.:
                    Collateralized Mtg. Obligations, Cl. C, 7.95%, 8/15/27(4)                           5,014,988         4,952,301
                    Commercial Mtg. Pass-Through Certificates,
                    Series 1996-C1, Cl. D-1, 7.51%, 2/15/28(4)(5)                                       3,000,000         2,820,000
                    ----------------------------------------------------------------------------------------------------------------
                    Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                    Series 1992-C5, Cl. C, 8.85%, 5/25/22                                               7,316,813         7,468,866
                    Series 1993-C1, Cl. D, 9.45%, 5/25/24                                               1,183,001         1,209,989
                    Series 1994-C1, Cl. C, 8%, 6/25/26                                                  7,075,000         7,048,469
                    Series 1994-C2, Cl. D, 8%, 4/25/25                                                  2,869,093         2,868,197
                    Series 1995-C1, Cl. D, 6.90%, 2/25/27                                               7,677,000         6,942,887
                    ----------------------------------------------------------------------------------------------------------------
                    SC Commercial Mortgage Pass-Through Certificates,
                    Series 93-01, Cl. A1, 6.65%, 11/28/13(4)                                            1,840,968         1,768,192
                    ----------------------------------------------------------------------------------------------------------------
                    Structured Asset Securities Corp., Multiclass Pass-Through
                    Certificates, Series 1996-CFL, Cl. D, 7.034%, 2/25/28                               3,700,000         3,515,000
                                                                                                                     ---------------
                                                                                                                         44,323,366
------------------------------------------------------------------------------------------------------------------------------------
Multi-Family--2.2%
                    Countrywide Funding Corp., Series 1993-12, Cl. B1, 6.625%, 2/25/24                  3,000,000         2,614,453
                    ----------------------------------------------------------------------------------------------------------------
                    CS First Boston Mortgage Securities Corp., Mtg
                    Pass-Through Interest-Only Certificates, Series 94-M1:
                    Cl. A-X, 0.52%, 2/15/02(1)(4)                                                      88,100,000            27,531
                    Cl. B-X, 0.61%, 2/15/02(1)(4)                                                      19,300,000             6,031
                    Cl. C-X, 0.66%, 2/15/02(1)(4)                                                      15,400,000             4,813
                    Cl. D-X, 0.82%, 2/15/02(1)(4)                                                       2,968,000               928

                    7  Oppenheimer U.S. Government Trust

                    Statement of Investments   (Continued)


                                                                                                          Face         Market Value
                                                                                                          Amount       See Note 1
==========================================================
==========================================================
================
Multi-Family (continued)
------------------------------------------------------------------------------------------------------------------------------------
                    DLJ Mortgage Acceptance Corp., Series 1996-CF1, Cl. B2, 8.27%, 3/13/28(4)      $    2,000,000    $
1,911,563
                    ----------------------------------------------------------------------------------------------------------------
                    Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                    Series 1991-M5, Cl. A, 9%, 3/25/17                                                  6,487,495         6,643,601
                    Series 1992-M4, Cl. B, 7.20%, 9/25/21                                               1,028,368         1,026,440
                                                                                                                     ---------------
                                                                                                                         12,235,360
------------------------------------------------------------------------------------------------------------------------------------
Residential--0.7%
                    Prudential Home Mortgage Securities Corp., Sub. Fixed Rate Mtg.
                    Securities, Real Estate Mtg. Investment Conduit Pass-Through
                    Certificates, Series 1995-A, Cl. B2, 8.684%, 3/28/25(4)(5)                          1,484,273         1,474,070
                    ----------------------------------------------------------------------------------------------------------------
                    Residential Funding Corp., Mtg. Pass-Through Certificates,
                    Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                             2,206,543         2,245,158
                                                                                                                     ---------------
                                                                                                                          3,719,228
                                                                                                                     ---------------
                    Total Mortgage-Backed Obligations (Cost $590,280,548)                                               589,582,902
==========================================================
==========================================================
================
U.S. Government Obligations--29.9%
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds:
                    7.125%, 2/15/23                                                                     8,643,000         8,499,845
                    7.50%, 11/15/24                                                                    25,000,000        25,781,250
                    ----------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts.:
                    6%, 8/31/97                                                                        54,000,000        54,033,750
                    7.25%, 11/15/96(6)                                                                 19,321,000        19,393,454
                    7.75%, 1/31/00                                                                     26,800,000        27,721,250
                    8%, 1/15/97                                                                        17,300,000        17,456,771
                    9.125%, 5/15/99                                                                     3,500,000         3,723,125
                    9.25%, 8/15/98                                                                      6,750,000         7,102,261
                    STRIPS, Zero Coupon, 7.03%, 8/15/16(7)                                             15,000,000         3,479,848
                                                                                                                     ---------------
                    Total U.S. Government Obligations (Cost $172,414,790)                                               167,191,554
------------------------------------------------------------------------------------------------------------------------------------
                    Total Investments, at Value (Cost $762,695,338)                                         135.4%      756,774,456
------------------------------------------------------------------------------------------------------------------------------------
                    Liabilities in Excess of Other Assets                                                   (35.4)     (198,029,864)
                                                                                                   --------------    --------------
                    Net Assets                                                                              100.0%   $  558,744,592
                                                                                                   ==============
==============

                    1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. Interest-Only Strips amount to $46,533,162 or 8.33% of the Fund's net assets at August 31, 1996.

                    2. When-issued security to be delivered and settled after August 31, 1996.

                    3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

                    4. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,955,117 or 2.86% of the Fund's net assets, at August 31, 1996.

                    5. Represents the current interest rate for a variable rate security.

                    6. Securities with an aggregate market value of $3,513,125 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

                    7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

                    See accompanying Notes to Financial Statements.

                    8  Oppenheimer U.S. Government Trust


                    Statement of Assets and Liabilities   August 31, 1996
==========================================================
==========================================================
================
Assets              Investments, at value (cost $762,695,338)--see accompanying statement                              $756,774,456
                    ----------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                     52,363
                    ----------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest and principal paydowns                                                                       6,849,108
                    Daily variation on futures contracts--Note 5                                                            992,753
                    Shares of beneficial interest sold                                                                      372,004
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    12,911
                                                                                                                       ------------
                    Total assets                                                                                        765,053,595

==========================================================
==========================================================
================
Liabilities         Payables and other liabilities:
                    Investments purchased on a when-issued basis--Note 1                                                202,264,794
                    Shares of beneficial interest redeemed                                                                2,339,774
                    Dividends                                                                                               695,742
                    Daily variation on futures contracts--Note 5                                                            485,938
                    Distribution and service plan fees                                                                      229,663
                    Trustees' fees                                                                                          226,045
                    Shareholder reports                                                                                      45,139
                    Other                                                                                                    21,908
                                                                                                                       ------------
                    Total liabilities                                                                                   206,309,003
==========================================================
==========================================================
================
                    Net Assets                                                                                         $558,744,592
                                                                                                                       ============
==========================================================
==========================================================
================
Composition of
Net Assets
                    Paid-in capital                                                                                    $584,946,382
                    ----------------------------------------------------------------------------------------------------------------
                    Overdistributed net investment income                                                                   (90,989)
                    ----------------------------------------------------------------------------------------------------------------
                    Accumulated net realized loss on investment transactions                                            (22,059,013)
                    ----------------------------------------------------------------------------------------------------------------
                    Net unrealized depreciation on investments--Notes 3 and 5                                            (4,051,788)
                                                                                                                       ------------
                    Net assets                                                                                         $558,744,592
                                                                                                                       ============
==========================================================
==========================================================
================
Net Asset Value
Per Share
                    Class A Shares:
                    Net asset value and redemption price per share (based on net assets of
                    $503,693,372 and 54,553,161 shares of beneficial interest outstanding)                             $       9.23
                    Maximum offering price per share (net asset value plus sales charge of 4.75% of
                    offering price)                                                                                    $       9.69
                    ----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net
                    assets of $36,504,488 and 3,957,387 shares of beneficial interest outstanding)                     $       9.22
                    ----------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net
                    assets of $18,546,732 and 2,011,022 shares of beneficial interest outstanding)                     $       9.22


                    See accompanying Notes to Financial Statements.

                    9  Oppenheimer U.S. Government Trust


                    Statements of Operations                                                     Two Months             Year Ended
                                                                                                 Ended Aug. 31,         June 30,
                                                                                                 1996(1)                1996
==========================================================
==========================================================
================
Investment Income  Interest                                                                       $7,376,473            $39,641,998
==========================================================
==========================================================
================
Expenses           Management fees--Note 4                                                           569,144              2,946,711
                   -----------------------------------------------------------------------------------------------------------------
                   Distribution and service plan fees--Note 4:
                   Class A                                                                            212,196             1,085,680
                   Class B                                                                             59,266               187,678
                   Class C                                                                             31,535               157,684
                   -----------------------------------------------------------------------------------------------------------------
                   Transfer and shareholder servicing agent fees--Note 4                              118,340               543,943
                   -----------------------------------------------------------------------------------------------------------------
                   Shareholder reports                                                                 38,757               219,630
                   -----------------------------------------------------------------------------------------------------------------
                   Trustees' fees and expenses--Note 1                                                 20,003               168,562
                   -----------------------------------------------------------------------------------------------------------------
                   Legal and auditing fees                                                             13,102                70,743
                   -----------------------------------------------------------------------------------------------------------------
                   Custodian fees and expenses                                                          8,300                95,373
                   -----------------------------------------------------------------------------------------------------------------
                   Registration and filing fees:
                   Class A                                                                              2,971                35,406
                   Class B                                                                              2,932                10,398
                   Class C                                                                                 35                 2,222
                   -----------------------------------------------------------------------------------------------------------------
                   Other                                                                               33,756                44,847
                                                                                                   ----------           -----------
                   Total expenses                                                                   1,110,337             5,568,877
                                                                                                   ----------           -----------
                   Less assumption of expenses by OppenheimerFunds, Inc.--Note 4                         --                 (38,982)
                                                                                                   ----------           -----------
                   Net expenses                                                                     1,110,337             5,529,895
==========================================================
==========================================================
================
Net Investment Income                                                                               6,266,136            34,112,103
==========================================================
==========================================================
================
Realized and Unrealized Gain (Loss)
                   Net realized gain (loss) on:
                   Investments                                                                      5,131,991            (6,758,735)
                   Closing of futures contracts                                                    (2,485,316)              976,460
                   Closing and expiration of options written--Note 6                                  799,343               436,513
                                                                                                   ----------           -----------
                   Net realized gain (loss)                                                         3,446,018            (5,345,762)
                   -----------------------------------------------------------------------------------------------------------------
                   Net change in unrealized appreciation or depreciation on investments            (7,579,207)           (5,672,502)
                                                                                                   ----------           -----------
                   Net realized and unrealized loss                                                (4,133,189)          (11,018,264)
==========================================================
==========================================================
================
Net Increase in Net Assets Resulting From Operations                                               $2,132,947           $23,093,839
                                                                                                   ==========
===========

                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.

                    10  Oppenheimer U.S. Government Trust


                   Statements of Changes in Net Assets                       Two Months
                                                                             Ended Aug. 31,      Year Ended June 30,
                                                                             1996(1)             1996                 1995
==========================================================
==========================================================
================
Operations         Net investment income                                     $  6,266,136        $ 34,112,103         $  22,905,201
                   -----------------------------------------------------------------------------------------------------------------
                   Net realized gain (loss)                                     3,446,018          (5,345,762)            2,180,093
                   -----------------------------------------------------------------------------------------------------------------
                   Net change in unrealized appreciation or depreciation       (7,579,207)         (5,672,502)            8,115,444
                                                                               ----------         -----------           ------------
                   Net increase in net assets resulting from operations         2,132,947          23,093,839            33,200,738
==========================================================
==========================================================
================
Dividends and Distributions
To Shareholders
                   Dividends from net investment income:
                   Class A                                                     (5,731,651)        (31,382,515)          (22,498,787)
                   Class B                                                       (348,062)         (1,137,105)                 --
                   Class C                                                       (186,423)           (968,691)             (416,947)
                   -----------------------------------------------------------------------------------------------------------------
                   Tax return of capital distribution:
                   Class A                                                           --              (618,306)                 --
                   Class B                                                           --               (37,635)                 --
                   Class C                                                           --               (22,691)                 --
==========================================================
==========================================================
================
Beneficial Interest
Transactions
                   Net increase (decrease) in net assets resulting from
                   beneficial interest transactions--Note 2:
                   Class A                                                      2,449,140         202,362,216            (7,455,681)
                   Class B                                                      6,033,028          31,353,131                  --
                   Class C                                                        161,928           7,965,917             6,508,757

==========================================================
==========================================================
================
Net Assets        Total increase                                                4,510,907         230,608,160             9,338,080
                   -----------------------------------------------------------------------------------------------------------------
                   Beginning of period                                        554,233,685         323,625,525           314,287,445
                                                                             ------------        ------------         -------------
                   End of period [including undistributed (overdistributed)
                   net investment income of $(90,989), $57,809 and $87,075,
                   respectively]                                             $558,744,592        $554,233,685         $ 323,625,525
                                                                             ============        ============
=============



                   1. The Fund changed its fiscal year end from June 30 to August 31. See accompanying Notes to Financial Statements.

                   11  Oppenheimer U.S. Government Trust


Financial Highlights

                             Class A
                             --------------------------------------------------------
                             Two Months
                             Ended
                             August 31, Year Ended June 30,
                             1996(2)    1996      1995      1994      1993      1992
==========================================================
===========================
Per Share Operating Data:
Net asset value,
  beginning of period        $9.30      $9.51     $9.20     $9.95     $9.73     $9.25
-------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
Net investment income          .10        .67       .68       .67       .68       .69
Net realized
  and unrealized
  gain (loss)                 (.07)      (.21)      .31      (.74)      .22       .48
                             -----      -----     -----     -----     -----     -----
Total income
  (loss) from
  investment
  operations                   .03        .46       .99      (.07)      .90      1.17
-------------------------------------------------------------------------------------
Dividends and
  distributions
  to shareholders:
Dividends from net
  investment income           (.10)      (.66)     (.68)     (.64)     (.68)     (.69)
Dividends in excess
  of net investment
  income                       --         --        --       (.01)      --        --
Tax return of
  capital distribution         --        (.01)     --        (.03)      --        --
                             -----      -----     -----     -----     -----     -----
Total dividends and
  distributions to
  shareholders                (.10)      (.67)     (.68)     (.68)     (.68)     (.69)
-------------------------------------------------------------------------------------
Net asset value,
  end of period              $9.23      $9.30     $9.51     $9.20     $9.95     $9.73
                             =====      =====     =====     =====     =====     =====

==========================================================
===========================
Total Return, at
  Net Asset Value(4)          0.42%      4.91%    11.22%    (1.17)%    9.55%    13.05%

==========================================================
===========================
Ratios/Supplemental Data:

Net assets, end
  of period
  (in thousands)          $503,693   $504,966  $312,607  $310,027  $380,916  $395,863
-------------------------------------------------------------------------------------
Average net assets
  (in thousands)          $508,123   $452,236  $307,306  $355,698  $401,789  $376,532
-------------------------------------------------------------------------------------
Ratios to average
  net assets:
Net investment
  income                      6.64%(5)   7.07%     7.32%     6.61%     6.90%     7.23%
Expenses                      1.09%(5)   1.08%     1.09%     1.14%     1.17%     1.17%
-------------------------------------------------------------------------------------
Portfolio
  turnover rate(6)             5.6%     399.7%    303.5%    139.5%     96.8%    207.8%



Financial Highlights (Continued)

                             Class B              Class C
                             ----------  --------------------------------------------
                             Two Months           Two Months
                             Ended       Period   Ended
                             August 31,  Ended    August 31,  Year Ended June 30,
                             1996(2)     1996(3)  1996(2)    1996    1995      1994(1)
==========================================================
=============================
Per Share Operating Data:
Net asset value,
  beginning of period        $9.29      $9.40     $9.29     $9.50     $9.19       $9.83
---------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
Net investment income          .09        .56       .09       .60       .61         .33
Net realized
  and unrealized
  gain (loss)                 (.07)      (.11)     (.07)     (.21)      .30        (.64)
                             -----      -----     -----     -----     -----       -----
Total income
  (loss) from
  investment
  operations                   .02        .45       .02       .39       .91        (.31)
---------------------------------------------------------------------------------------
Dividends and
  distributions
  to shareholders:
Dividends from net
  investment income           (.09)      (.55)     (.09)     (.59)     (.60)       (.33)
Dividends in excess
  of net investment
  income                       --         --        --        --        --          --
Tax return of
  capital distribution         --        (.01)      --       (.01)      --          --
                             -----      -----     -----     -----     -----       -----
Total dividends and
  distributions to
  shareholders                (.09)      (.56)     (.09)     (.60)     (.60)       (.33)
---------------------------------------------------------------------------------------
Net asset value,
  end of period              $9.22      $9.29     $9.22     $9.29     $9.50       $9.19
                             =====      =====     =====     =====     =====       =====

==========================================================
=============================
Total Return, at
  Net Asset Value(4)          0.28%      4.80%     0.28%     4.11%    10.31%      (3.12)%

==========================================================
=============================
Ratios/Supplemental Data:
Net assets, end
  of period
  (in thousands)           $36,504    $30,737   $18,547   $18,531   $11,019      $4,261
---------------------------------------------------------------------------------------
Average net assets
  (in thousands)           $35,078    $19,227   $18,620   $15,766    $6,503      $2,173
---------------------------------------------------------------------------------------
Ratios to average
  net assets:
Net investment
  income                      5.82%(5)   6.44%(5)  5.90%(5)  6.27%     6.44%       5.97%(5)
Expenses                      1.88%(5)   1.93%(5)  1.84%(5)  1.85%     1.89%       1.96%(5)
---------------------------------------------------------------------------------------
Portfolio
  turnover rate(6)             5.6%     399.7%      5.6%    399.7%    303.5%      139.5%




1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from July 21, 1995 (inception of offering) to June 30, 1996.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $107,275,488 and $38,439,764, respectively. For the years ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage "dollar-rolls." See accompanying Notes to Financial Statements.


12 & 13 Oppenheimer U.S. Government Trust

Notes to Financial Statements

==========================================================
======================
1. Significant
Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from June 30 to August 31. Accordingly, these financial statements include information for the two month period from July 1, 1996 to August 31, 1996. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid price is used.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 1996, the Fund had entered into outstanding when-issued or forward commitments of $202,264,794.

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

14  Oppenheimer U.S. Government Trust

==========================================================
======================
1. Significant Accounting
Policies (continued)

Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $32,073,000 which expires between 1998 and 2004.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the two months ended August 31, 1996, a provision of $544 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $213,863 at August 31, 1996.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the two months ended August 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the two months ended August 31, 1996, amounts have been reclassified to reflect an increase in accumulated net realized loss on investments of $1,106,358, a decrease in undistributed net investment income of $148,798, and an increase in paid-in capital of $1,255,156.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the average life of the respective securities. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15  Oppenheimer U.S. Government Trust

==========================================================
======================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                                 Two Months Ended
                                                 August 31, 1996(2)           Year Ended June 30, 1996(1)   Year Ended June 30, 1995
                                                 -------------------------    ---------------------------   ------------------------
                                                 Shares       Amount          Shares       Amount           Shares      Amount

------------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                             1,923,780   $ 17,886,206    10,356,711   $  98,293,347    7,076,177   $ 65,369,039
Dividends reinvested                               493,845      4,572,687     2,643,981      25,030,137    1,868,269     17,288,287
Issued in connection with the
acquisition of:
Oppenheimer Mortgage Income
Fund--Note 7                                          --             --       8,262,838      77,918,563         --             --
Quest for Value U.S. Government
Income Fund--Note 7                                   --             --      10,598,976     101,114,231         --             --
Connecticut Mutual Government
Account--Note 7                                       --             --       5,008,473      46,829,224         --             --
Redeemed                                        (2,152,748)   (20,009,753)  (15,453,509)   (146,823,286)  (9,758,134)   (90,113,007)
                                                ----------   ------------   -----------   -------------   ----------   ------------
Net increase (decrease)                            264,877   $  2,449,140    21,417,470   $ 202,362,216     (813,688)  $ (7,455,681)
                                                ==========   ============   ===========
=============   ==========   ============

------------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                               769,313   $  7,144,526     2,376,966   $  22,507,322         --     $       --
Dividends reinvested                                26,786        247,712        81,288         766,568         --             --
Issued in connection with the
acquisition of:
Oppenheimer Mortgage Income
Fund--Note 7                                          --             --         683,099       6,434,794         --             --
Quest for Value U.S. Government
Income Fund--Note 7                                   --             --         967,755       9,222,705         --             --
Connecticut Mutual Government
Account--Note 7                                       --             --          10,367          96,832         --             --
Redeemed                                          (146,276)    (1,359,210)     (811,911)     (7,675,090)        --             --
                                                ----------   ------------   -----------   -------------   ----------   ------------
Net increase                                       649,823   $  6,033,028     3,307,564   $  31,353,131         --     $       --
                                                ==========   ============   ===========
=============   ==========   ============

------------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                               209,265   $  1,946,901     1,386,839   $  13,136,459    1,086,358   $ 10,120,239
Dividends reinvested                                16,389        151,584        85,473         807,582       35,316        327,690
Issued in connection with the
acquisition of Quest for Value U.S.
Government Income Fund--Note 7                        --             --         284,411       2,710,439         --             --
Redeemed                                          (209,156)    (1,936,557)     (921,932)     (8,688,563)    (425,453)    (3,939,172)
                                                ----------   ------------   -----------   -------------   ----------   ------------
Net increase                                        16,498   $    161,928       834,791   $   7,965,917      696,221   $  6,508,757
                                                ==========   ============   ===========
=============   ==========   ============

1. For the year ended June 30, 1996 for Class A and Class C shares and for the period from July 21, 1995 (inception of offering) to June 30, 1996 for Class B shares.

2. The Fund changed its fiscal year end from June 30 to August 31.


==========================================================
======================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized depreciation on investments of $5,920,882 was composed of gross appreciation of $7,328,830, and gross depreciation of $13,249,712.


16  Oppenheimer U.S. Government Trust

==========================================================
======================
4. Management Fees and
Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of aggregate net assets, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of aggregate net assets over $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     The Manager reimbursed the Fund for SEC fees incurred in connection with the acquisition of Quest for Value U.S. Government Income Fund.

     For the two months ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $119,450, of which $35,853 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $130,843 and $9,765, of which $6,477 and $1,030, respectively, was paid to an affiliated broker/dealer. During the two months ended August 31, 1996, OFDI received contingent deferred sales charges of $9,733 and $2,260, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the two months ended August 31, 1996, OFDI paid $23,299 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the two months ended August 31, 1996, OFDI paid $1,511 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $50,535 and $14,173, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At August 31, 1996, OFDI had incurred unreimbursed expenses of $1,139,137 for Class B and $254,802 for Class C.


17  Oppenheimer U.S. Government Trust

==========================================================
======================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     At August 31, 1996, the Fund had outstanding futures contracts to buy and sell debt securities as follows:


                                                                                                         Unrealized
                                                      Number of                Valuation as of           Appreciation
Contracts to Buy                  Expiration Date     Futures Contracts        August 31, 1996          (Depreciation)
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                     9/96               595                   $ 63,850,938           $(2,578,844)

Contracts to Sell
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.                      9/96               776                     81,322,375             1,343,844
U.S. Treasury Nts.                      9/96             1,080                    114,648,750             3,104,094
                                                                                                        -----------
Total Unrealized Appreciation                                                                           $ 1,869,094
                                                                                                        ===========


==========================================================
======================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the two months ended August 31, 1996 was as follows:

                                                     Put Options
                                                     ---------------------------
                                                     Number of       Amount of
                                                     Options          Premiums
--------------------------------------------------------------------------------
Options outstanding at June 30, 1996                      --        $      --
--------------------------------------------------------------------------------
Options written                                            833        1,119,344
--------------------------------------------------------------------------------
Options closed or expired                                 (833)      (1,119,344)
                                                    ----------      -----------
Options outstanding at August 31, 1996                    --        $      --
                                                    ==========      ===========


18  Oppenheimer U.S. Government Trust

==========================================================
======================
7. Acquisition of Oppenheimer
Mortgage Income Fund,
Quest for Value U.S.
Government Income Fund
And Connecticut Mutual
Government Account

On July 28, 1995, the Fund acquired all of the net assets of Oppenheimer Mortgage Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Mortgage Income Fund shareholders on July 12, 1995. The Fund issued 8,262,838 and 683,099 shares of Class A and Class B beneficial interest, respectively, valued at $77,918,563 and $6,434,794 in exchange for the net assets, resulting in combined Class A net assets of $385,440,401 and Class B net assets of $6,806,465 on July 28, 1995. The net assets acquired included net unrealized appreciation of $844,310. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

     On November 24, 1995, the Fund acquired all of the net assets of Quest for Value U.S. Government Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value U.S. Government Income Fund shareholders on November 16, 1995. The Fund issued 10,598,976, 967,755, and 284,411 shares of Class A, Class B, and Class C beneficial interest, respectively, valued at $101,114,231, $9,222,705 and $2,710,439 in exchange for the net assets, resulting in combined Class A net assets of $518,859,988, Class B net assets of $21,270,443, and Class C net assets of $16,422,311 on November 24, 1995. The net assets acquired included net unrealized depreciation of $533,506. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

     On April 26, 1996, the Fund acquired all of the net assets of Connecticut Mutual Government Account, pursuant to an Agreement and Plan of Reorganization approved by the Connecticut Mutual Government Account shareholders on April 24, 1996. The Fund issued 5,008,473 and 10,367 shares of Class A and Class B beneficial interest, respectively, valued at $46,829,224 and $96,832 in exchange for the net assets, resulting in combined Class A net assets of $513,892,599 and Class B net assets of $28,393,161 on April 26, 1996. The net assets acquired included net unrealized depreciation of $184,154. The exchange qualifies as a tax-free reorganization for federal income tax purposes.



Independent Auditors' Report

==========================================================
======================
The Board of Trustees and Shareholders of Oppenheimer U.S. Government Trust:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer U.S. Government Trust as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP

Denver, Colorado
July 22, 1996


                    Statement of Investments   June 30, 1996

                                                                                                    Face                Market Value
                                                                                                    Amount              See Note 1
==========================================================
==========================================================
================
Mortgage-Backed Obligations--102.0%
------------------------------------------------------------------------------------------------------------------------------------
Government Agency--90.9%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/
Sponsored--66.0%
                   Federal Home Loan Mortgage Corp.:
                   Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates:
                   6.65%, 4/15/21                                                                  $10,750,000           $10,306,562
                   7.50%, 5/1/26                                                                    20,199,999            19,961,640
                   8.50%, 10/15/19                                                                   1,366,917             1,392,971
                   9%, 7/15/21                                                                       1,690,015             1,731,725
                   9.50%, 12/1/02--11/1/03                                                             526,275               550,002
                   14%, 1/1/11                                                                         514,919               611,137
                   Collateralized Mtg. Obligations, Series 1548, Cl. C, 7%, 4/15/21                  3,000,000             2,840,610
                   Gtd. Multiclass Mtg. Participation Certificates:
                   11.50%, 6/1/20                                                                    1,458,780             1,644,319
                   13%, 8/1/15                                                                       2,406,995             2,823,706
                   Series 1347, Cl. I, 8%, 8/15/22                                                  10,000,000            10,103,100
                   Series 1455, Cl. J, 7.50%, 12/15/22                                               5,000,000             4,960,900
                   -----------------------------------------------------------------------------------------------------------------
                   Federal National Mortgage Assn.:
                   7%, 7/15/26(1)                                                                   52,750,000            50,739,170
                   7%, 8/1/25--5/1/26                                                               57,310,609            55,152,297
                   7.50%, 8/1/25                                                                     4,673,297             4,613,759
                   8%, 7/1/26(1)                                                                    57,000,000            57,427,500
                   11%, 7/1/16                                                                       1,728,173             1,919,893
                   11.50%, 11/1/15                                                                   1,282,515             1,445,626
                   Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
                   Investment Conduit Pass-Through Certificates:
                   7%, 12/25/21                                                                     29,617,000            27,932,385
                   8%, 12/1/22                                                                       2,968,055             3,000,170
                   8.75%, 11/25/05--12/25/20                                                        30,000,000            31,310,560
                   10.50%, 11/25/20                                                                 10,000,000            11,193,700
                   13%, 11/1/12                                                                        189,042               219,215
                   Gtd. Mtg. Pass-Through Certificates, 12%, 4/15/19                                 1,600,497             1,836,070
                   Gtd. Multiclass Mtg. Participation Certificates, Series 1989-4,
                   Cl. D, 10%, 2/25/19                                                               3,000,000             3,337,500
                   Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, 8%, 7/25/19  18,000,000
18,309,240
                   Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
                   Series 1992-112, Cl. ED, 4%, 12/25/20                                             3,000,000             2,567,790
                   Interest-Only Stripped Mtg.-Backed Security:
                   Trust 222, Cl. 2, 8.838%--11.98%, 6/1/23(2)                                      82,752,795            28,084,231
                   Trust 240, Cl. 2, 14.083%--15.735%, 9/1/23(2)                                    16,393,125             5,645,383
                   Trust 254, Cl. 2, 14.083%, 1/1/24(2)                                              6,397,998             2,177,319
                   Principal-Only Stripped Mtg.-Backed Security, Trust 4,
                   Cl. J, 19.927%, 9/25/22(3)                                                        3,400,000             1,640,500
                   Series G92-42, Cl. C, 7%, 9/25/19                                                   544,179               544,685
                                                                                                                         -----------
                                                                                                                         366,023,665

------------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--24.9%
                   Government National Mortgage Assn.:
                   6%, 7/15/26(1)                                                                   34,000,000            33,723,750
                   6.50%, 11/15/23--12/15/23                                                         2,027,458             1,900,770
                   7%, 7/15/26(1)                                                                   15,000,000            14,381,250
                   7%, 2/15/22--10/15/23                                                            10,412,914            10,046,839
                   7.25%, 12/15/05                                                                      42,328                42,384
                   7.375%, 4/20/17                                                                     402,721               408,194
                   7.50%, 7/15/26(1)                                                                31,800,000            31,343,034
                   7.50%, 10/15/06--5/15/24                                                          7,726,885             7,662,303
                   8%, 7/15/26(1)                                                                   10,000,000            10,087,500



                   7  Oppenheimer U.S. Government Trust


                    Statement of Investments (Continued)

                                                                                                    Face                Market Value
                                                                                                    Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed
(continued)
                   8%, 4/15/02--5/15/25                                                            $ 3,676,903           $ 3,750,843
                   8.25%, 4/15/08                                                                      153,004               157,842
                   8.50%, 6/15/01--1/15/06                                                             140,070               145,381
                   9%, 9/15/08--5/15/09                                                                544,304               578,390
                   9.50%, 4/15/01--1/15/20                                                           1,575,825             1,692,757
                   10%, 6/15/16--8/15/19                                                             3,835,145             4,185,987
                   10.50%, 1/15/98--5/15/21                                                          9,188,226            10,121,862
                   11%, 7/20/20                                                                        125,414               140,268
                   11.50%, 1/15/98--4/15/13                                                            150,957               166,336
                   12%, 12/15/12--3/15/14                                                               68,010                78,167
                   12.50%, 1/15/14--6/15/19                                                          1,286,216             1,491,094
                   13%, 4/15/11--12/15/14                                                              205,658               241,749
                   13.50%, 4/15/11--8/15/14                                                            217,886               258,573
                   14%, 6/15/11                                                                         49,029                59,111
                   15%, 7/15/11--9/15/12                                                               195,385               239,023
                   -----------------------------------------------------------------------------------------------------------------
                   U.S. Department of Veterans Affairs, Interest-Only Gtd. Real Estate Mtg.
                   Investment Conduit Pass-Through Certificates, Vendee Mtg. Trust,
                   Series 1995-2B, Cl. 2-IO, 21.665%, 6/15/25(2)                                   135,401,332             4,992,924
                                                                                                                        ------------
                                                                                                                         137,896,331

------------------------------------------------------------------------------------------------------------------------------------
Private--11.1%
------------------------------------------------------------------------------------------------------------------------------------
Commercial--8.1%
                   FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
                   Certificates, Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25(4)                          3,000,000             3,030,000
                   -----------------------------------------------------------------------------------------------------------------
                   Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
                   Certificates, Series 1995-C2, Cl. C, 7.906%, 6/15/21(5)                           2,893,343             2,901,481
                   -----------------------------------------------------------------------------------------------------------------
                   Morgan Stanley Capital I, Inc.:
                   Commercial Mtg. Pass-Through Certificates,
                   Series 1996-C1, Cl. D-1, 7.51%, 2/15/28(4)(5)                                     3,000,000             2,853,750
                   Collateralized Mtg. Obligations, Cl. C, 7.95%, 8/15/27(4)                         5,014,988             5,002,451
                   -----------------------------------------------------------------------------------------------------------------
                   Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                   Series 1992-C5, Cl. C, 8.85%, 5/25/22                                             7,383,975             7,573,189
                   Series 1993-C1, Cl. D, 9.45%, 5/25/24                                             1,183,001             1,216,643
                   Series 1994-C1, Cl. C, 8%, 6/25/26                                                7,075,000             7,101,531
                   Series 1994-C2, Cl. D, 8%, 4/25/25                                                2,882,774             2,893,585
                   Series 1995-C1, Cl. D, 6.90%, 2/25/27                                             7,677,000             6,974,075
                   -----------------------------------------------------------------------------------------------------------------
                   SC Commercial Mortgage Pass-Through Certificates,
                   Series 93-01, Cl. A1, 6.65%, 11/28/13(4)                                          1,960,544             1,883,041
                   -----------------------------------------------------------------------------------------------------------------
                   Structured Asset Securities Corp., Multiclass Pass-Through
                   Certificates, Series 1996-CFL, Cl. D, 7.034%, 2/25/28                             3,700,000             3,521,938
                                                                                                                         -----------
                                                                                                                          44,951,684

------------------------------------------------------------------------------------------------------------------------------------
                   Multi-Family--2.3%
                   Countrywide Funding Corp., Series 1993-12, Cl. B1, 6.625%, 2/25/24                3,000,000             2,626,641
                   -----------------------------------------------------------------------------------------------------------------
                   CS First Boston Mortgage Securities Corp., Mtg.
                   Pass-Through Interest-Only Certificates:
                   Series 94-M1, Cl. A-X, .52%, 2/15/02(2)(4)                                       88,100,000                27,531
                   Series 94-M1, Cl. B-X, .61%, 2/15/02(2)(4)                                       19,300,000                 6,031
                   Series 94-M1, Cl. C-X, .66%, 2/15/02(2)(4)                                       15,400,000                 4,813
                   Series 94-M1, Cl. D-X, .82%, 2/15/02(2)(4)                                        2,968,000                   928
                   -----------------------------------------------------------------------------------------------------------------
                   DLJ Mortgage Acceptance Corp., Series 1996-CF1, Cl. B2, 8.27%, 3/13/28(4)         2,000,000
1,961,875
                   -----------------------------------------------------------------------------------------------------------------
                   Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                   Series 1991-M5, Cl. A, 9%, 3/25/17                                                6,928,849             7,128,054
                   Series 1992-M4, Cl. B, 7.20%, 9/25/21                                             1,122,180             1,121,128
                                                                                                                         -----------
                                                                                                                          12,877,001

                  8  Oppenheimer U.S. Government Trust



                                                                                                    Face                Market Value
                                                                                                    Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Residential--0.7%
                   Prudential Home Mortgage Securities Corp.,
                   Sub. Fixed Rate Mtg. Securities, Real Estate Mtg
                   Investment Conduit Pass-Through Certificates,
                   Series 1995-A, Cl. B2, 8.684%, 3/28/25(4)(5)                                    $ 1,485,483           $ 1,494,768
                   -----------------------------------------------------------------------------------------------------------------
                   Residential Funding Corp., Mtg. Pass-Through Certificates,
                   Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                           2,283,053             2,313,007
                                                                                                                         -----------
                                                                                                                           3,807,775
                                                                                                                         -----------
                   Total Mortgage-Backed Obligations (Cost $557,454,915)                                                 565,556,456

==========================================================
==========================================================
================
U.S. Government Obligations--30.1%
------------------------------------------------------------------------------------------------------------------------------------
Treasury--30.1%
                   U.S. Treasury Bonds:
                   7.125%, 2/15/23                                                                   8,643,000             8,732,126
                   7.50%, 11/15/24                                                                  25,000,000            26,507,797
                   STRIPS, Zero Coupon, 7.19%, 8/15/22(6)                                            8,000,000             1,283,096
                   -----------------------------------------------------------------------------------------------------------------
                   U.S. Treasury Nts.:
                   6%, 8/31/97                                                                      50,000,000            50,046,844
                   7.25%, 11/15/96(7)                                                               51,521,000            51,891,276
                   8%, 1/15/97                                                                      17,300,000            17,527,062
                   9.125%, 5/15/99                                                                   3,500,000             3,754,842
                   9.25%, 8/15/98                                                                    6,750,000             7,157,105
                                                                                                                         -----------
                   Total U.S. Government Obligations (Cost $170,260,207)                                                 166,900,148

==========================================================
==========================================================
================
Repurchase Agreement--0.8%
------------------------------------------------------------------------------------------------------------------------------------
                   Repurchase agreement with J. P. Morgan Securities, Inc.,
                   5.45%, dated 6/28/96, to be repurchased at $4,301,953 on 7/1/96, collateralized by U.S. Treasury Nts., 8.50%, 5/15/97 with a value of
                   $4,410,215 (Cost $4,300,000)                                                      4,300,000             4,300,000

------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $732,015,122)                                                          132.9%          736,756,604
------------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                    (32.9)        (182,522,919)
                                                                                                     ---------          ------------
Net Assets                                                                                               100.0%         $554,233,685
                                                                                                     =========
============

                    1. When-issued security to be delivered and settled after June 30, 1996.

                    2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

                    3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

                    4. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,265,188 or 2.93% of the Fund's net assets, at June 30, 1996.

                    5. Represents the current interest rate for a variable rate security.

                    6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

                    7. Securities with an aggregate market value of $2,517,967 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

                    See accompanying Notes to Financial Statements.


9  Oppenheimer U.S. Government Trust


                   Statement of Assets and Liabilities   June 30, 1996
==========================================================
==========================================================
================
Assets             Investments, at value (cost $732,015,122)--see accompanying statement                               $736,756,604
                   -----------------------------------------------------------------------------------------------------------------
                   Receivables:
                   Investments sold                                                                                      56,460,820
                   Interest and principal paydowns                                                                        6,614,910
                   Shares of beneficial interest sold                                                                       656,513
                   -----------------------------------------------------------------------------------------------------------------
                   Other                                                                                                     17,040
                                                                                                                       ------------
                   Total assets                                                                                         800,505,887
==========================================================
==========================================================
================
Liabilities        Bank overdraft                                                                                             9,190
                   -----------------------------------------------------------------------------------------------------------------
                   Payables and other liabilities:
                   Investments purchased (including $196,902,837 purchased
                   on a when-issued basis)--Note 1                                                                      242,408,548
                   Shares of beneficial interest redeemed                                                                 1,985,520
                   Dividends                                                                                                683,248
                   Daily variation on futures contracts--Note 5                                                             543,552
                   Distribution and service plan fees                                                                       321,228
                   Trustees' fees                                                                                           230,957
                   Transfer and shareholder servicing agent fees                                                             11,281
                   Other                                                                                                     78,678
                                                                                                                       ------------
                   Total liabilities                                                                                    246,272,202
==========================================================
==========================================================
================
 Net Assets                                                                                                            $554,233,685
                                                                                                                       ============
==========================================================
==========================================================
================
Composition of
Net Assets
                   Paid-in capital                                                                                     $575,047,130
                   -----------------------------------------------------------------------------------------------------------------
                   Undistributed net investment income                                                                       57,809
                   -----------------------------------------------------------------------------------------------------------------
                   Accumulated net realized loss on investment transactions                                             (24,398,673)
                   -----------------------------------------------------------------------------------------------------------------
                   Net unrealized appreciation on investments                                                             3,527,419
                                                                                                                       ------------
                   Net assets                                                                                          $554,233,685
                                                                                                                       ============
==========================================================
==========================================================
================
Net Asset Value
Per Share
                   Class A Shares:
                   Net asset value and redemption price per share (based on net assets
                   of $504,966,021 and 54,288,284 shares of beneficial interest outstanding)                                  $9.30
                   Maximum offering price per share (net asset value plus sales charge
                   of 4.75% of offering price)                                                                                $9.76
                   -----------------------------------------------------------------------------------------------------------------
                   Class B Shares:
                   Net asset value, redemption price and offering price per share (based on net
                   assets of $30,736,590 and 3,307,564 shares of beneficial interest outstanding)                             $9.29
                   -----------------------------------------------------------------------------------------------------------------
                   Class C Shares:
                   Net asset value, redemption price and offering price per share (based on net
                   assets of $18,531,074 and 1,994,524 shares of beneficial interest outstanding)                             $9.29


                   See accompanying Notes to Financial Statements.


                  10  Oppenheimer U.S. Government Trust

                    Statement of Operations   For the Year Ended June 30, 1996
==========================================================
==========================================================
================
Investment Income  Interest                                                                                             $39,641,998
==========================================================
==========================================================
================
Expenses           Management fees--Note 4                                                                                2,946,711
                   -----------------------------------------------------------------------------------------------------------------
                   Distribution and service plan fees--Note 4:
                   Class A                                                                                                1,085,680
                   Class B                                                                                                  187,678
                   Class C                                                                                                  157,684
                   -----------------------------------------------------------------------------------------------------------------
                   Transfer and shareholder servicing agent fees--Note 4                                                    543,943
                   -----------------------------------------------------------------------------------------------------------------
                   Shareholder reports                                                                                      219,630
                   -----------------------------------------------------------------------------------------------------------------
                   Trustees' fees and expenses--Note 1                                                                      168,562
                   -----------------------------------------------------------------------------------------------------------------
                   Custodian fees and expenses                                                                               95,373
                   -----------------------------------------------------------------------------------------------------------------
                   Legal and auditing fees                                                                                   70,743
                   -----------------------------------------------------------------------------------------------------------------
                   Registration and filing fees:
                   Class A                                                                                                   35,406
                   Class B                                                                                                   10,398
                   Class C                                                                                                    2,222
                   -----------------------------------------------------------------------------------------------------------------
                   Other                                                                                                     44,847
                                                                                                                        -----------
                   Total expenses                                                                                         5,568,877
                                                                                                                        -----------
                   Less assumption of expenses by OppenheimerFunds, Inc.--Note 4                                            (38,982)
                                                                                                                        -----------
                   Net expenses                                                                                           5,529,895
==========================================================
==========================================================
================
Net Investment Income                                                                                                    34,112,103
==========================================================
==========================================================
================
Realized and
Unrealized Gain (Loss)

                   Net realized gain (loss) on:
                   Investments                                                                                           (6,758,735)
                   Closing of futures contracts                                                                             976,460
                   Closing and expiration of options written                                                                436,513
                                                                                                                        -----------
                   Net realized loss                                                                                     (5,345,762)
                   -----------------------------------------------------------------------------------------------------------------
                   Net change in unrealized appreciation or depreciation on investments                                  (5,672,502)
                                                                                                                        -----------
                   Net realized and unrealized loss                                                                     (11,018,264)
==========================================================
==========================================================
================
Net Increase in Net Assets Resulting From Operations                                                                    $23,093,839
                                                                                                                        ===========


                   See accompanying Notes to Financial Statements.


                   11  Oppenheimer U.S. Government Trust

                    Statements of Changes in Net Assets

                                                                                                         Year Ended June 30,
                                                                                                   1996                  1995
==========================================================
==========================================================
================
Operations         Net investment income                                                           $34,112,103          $22,905,201
                   ----------------------------------------------------------------------------------------------------------------
                   Net realized gain (loss)                                                         (5,345,762)           2,180,093
                   ----------------------------------------------------------------------------------------------------------------
                   Net change in unrealized appreciation or depreciation                            (5,672,502)           8,115,444
                                                                                                  ------------         ------------
                   Net increase in net assets resulting from operations                             23,093,839           33,200,738
==========================================================
==========================================================
===============
Dividends and Distributions
To Shareholders
                   Dividends from net investment income:
                   Class A                                                                         (31,382,515)         (22,498,787)
                   Class B                                                                          (1,137,105)                --
                   Class C                                                                            (968,691)            (416,947)
                   ----------------------------------------------------------------------------------------------------------------
                   Tax return of capital distribution:
                   Class A                                                                            (618,306)                --
                   Class B                                                                             (37,635)                --
                   Class C                                                                             (22,691)                --
==========================================================
==========================================================
===============
Beneficial Interest
Transactions
                   Net increase (decrease) in net assets resulting from
                   beneficial interest transactions--Note 2:
                   Class A                                                                         202,362,216           (7,455,681)
                   Class B                                                                          31,353,131                 --
                   Class C                                                                           7,965,917            6,508,757
==========================================================
==========================================================
===============
Net Assets         Total increase                                                                  230,608,160            9,338,080
                   ----------------------------------------------------------------------------------------------------------------
                   Beginning of period                                                             323,625,525          314,287,445
                                                                                                  ------------         ------------
                   End of period (including undistributed net investment
                   income of $57,809 and $87,075, respectively)                                   $554,233,685         $323,625,525
                                                                                                  ============
============


                   See accompanying Notes to Financial Statements.


                   12  Oppenheimer U.S. Government Trust


                                                   Financial Highlights

                                                   Class A                                                              Class B
                                                   -------------------------------------------------------------        ------------
                                                                                                                        Period Ended
                                                                     Year Ended June 30,                                June 30,
                                                   1996           1995          1994           1993         1992        1996(2)

==========================================================
==========================================================
================
Per Share Operating Data:
Net asset value, beginning of period                $9.51         $9.20         $9.95         $9.73         $9.25         $9.40
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .67           .68           .67           .68           .69           .56
Net realized and unrealized gain (loss)              (.21)          .31          (.74)          .22           .48          (.11)
                                                    -----         -----         -----         -----         -----         -----
Total income (loss) from investment
operations                                            .46           .99          (.07)          .90          1.17           .45
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income                 (.66)         (.68)         (.64)         (.68)         (.69)         (.55)
Dividends in excess of net
investment income                                      --            --          (.01)           --            --            --
Tax return of capital distribution                   (.01)           --          (.03)           --            --          (.01)
                                                    -----         -----         -----         -----         -----         -----
Total dividends and distributions
to shareholders                                      (.67)         (.68)         (.68)         (.68)         (.69)         (.56)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                      $9.30         $9.51         $9.20         $9.95         $9.73         $9.29
                                                    =====         =====         =====         =====         =====
      =====
==========================================================
==========================================================
================
Total Return, at Net Asset Value(3)                  4.91%        11.22%        (1.17)%        9.55%        13.05%         4.80%

==========================================================
==========================================================
================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                   $504,966      $312,607      $310,027      $380,916      $395,863       $30,737
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $452,236      $307,306      $355,698      $401,789      $376,532       $19,227

------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                7.07%         7.32%         6.61%         6.90%         7.23%         6.44%(4)
Expenses                                             1.08%         1.09%         1.14%         1.17%         1.17%         1.93%(4)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          399.7%        303.5%        139.5%         96.8%        207.8%        399.7%


                                               Class C
                                               ----------------------------------------
                                                        Year Ended June 30,
                                               1996           1995         1994(1)
==========================================================
=============================
Per Share Operating Data:
Net asset value, beginning of period          $9.50          $9.19          $9.83
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .60            .61            .33
Net realized and unrealized gain (loss)        (.21)           .30           (.64)
                                              -----          -----          -----
Total income (loss) from investment
operations                                      .39            .91           (.31)
---------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income           (.59)          (.60)          (.33)
Dividends in excess of net
investment income                                --             --             --
Tax return of capital distribution             (.01)            --             --
                                              -----          -----          -----
Total dividends and distributions
to shareholders                                (.60)          (.60)          (.33)
---------------------------------------------------------------------------------------
Net asset value, end of period                $9.29          $9.50          $9.19
                                              =====          =====          =====
==========================================================
=============================
Total Return, at Net Asset Value(3)            4.11%         10.31%         (3.12)%
==========================================================
=============================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                              $18,531        $11,019         $4,261
---------------------------------------------------------------------------------------
Average net assets (in thousands)           $15,766         $6,503         $2,173
---------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          6.27%          6.44%          5.97%(4)
Expenses                                       1.85%          1.89%          1.96%(4)
---------------------------------------------------------------------------------------
Portfolio turnover rate(5)                    399.7%         303.5%         139.5%




1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. For the period from July 21, 1995 (inception of offering) to June 30, 1996.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and including mortgage "dollar-rolls") for the period ended June 30, 1996 were $2,379,959,418 and $2,209,844,705, respectively.

See accompanying Notes to Financial Statements.

13  Oppenheimer U.S. Government Trust

Notes to Financial Statements
==========================================================
======================
1. Significant
   Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of June 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $196,902,837.

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


14  Oppenheimer U.S. Government Trust

==========================================================
======================
1. Significant Accounting
   Policies (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At June 30, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $32,074,000 subject to certain limitations under IRC Section 382, which expires between 1998 and 2004.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 1996, a provision of $111,473 was made for the Fund's projected benefit obligations and payments of $6,067 were made to retired trustees, resulting in an accumulated liability of $213,319 at June 30, 1996.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended June 30, 1996, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1996, amounts have been reclassified to reflect an increase in accumulated net realized loss on investments of $2,561, an increase in undistributed net investment income of $26,101, and a decrease in paid-in-capital of $23,540.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the average life of the respective securities. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


==========================================================
======================
2. Shares of
   Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                               Year Ended June 30, 1996(1)            Year Ended June 30, 1995
                                                               ------------------------------         ------------------------------
                                                               Shares           Amount                Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                            10,356,711      $  98,293,347          7,076,177      $  65,369,039
Dividends reinvested                                             2,643,981         25,030,137          1,868,269         17,288,287
Issued in connection with the acquisition of:
Oppenheimer Mortgage Income
Fund--Note 7                                                     8,262,838         77,918,563               --                 --
Quest for Value U.S. Government Income
Fund--Note 7                                                    10,598,976        101,114,231               --                 --
Connecticut Mutual Government
Account--Note 7                                                  5,008,473         46,829,224               --                 --
Redeemed                                                       (15,453,509)      (146,823,286)        (9,758,134)       (90,113,007)
                                                                ----------      -------------         ----------      -------------
Net increase (decrease)                                         21,417,470      $ 202,362,216           (813,688)     $  (7,455,681)
                                                                ==========      =============
==========      =============


15  Oppenheimer U.S. Government Trust

==========================================================
======================
2. Shares of
   Beneficial Interest
   (continued)

                                                                 Year Ended June 30, 1996(1)            Year Ended June 30, 1995
                                                                 ----------------------------           ----------------------------
                                                                 Shares         Amount                  Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                             2,376,966      $  22,507,322               --        $        --
Dividends reinvested                                                81,288            766,568               --                 --
Issued in connection with the acquisition of:
Oppenheimer Mortgage Income
Fund--Note 7                                                       683,099          6,434,794               --                 --
Quest for Value U.S. Government Income
Fund--Note 7                                                       967,755          9,222,705               --                 --
Connecticut Mutual Government
Account--Note 7                                                     10,367             96,832               --                 --
Redeemed                                                          (811,911)        (7,675,090)              --                 --
                                                                 ---------      -------------          ---------      -------------
Net increase                                                     3,307,564      $  31,353,131               --        $         --
                                                                 =========      =============
=========      =============
------------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                             1,386,839      $  13,136,459          1,086,358      $  10,120,239
Dividends reinvested                                                85,473            807,582             35,316            327,690
Issued in connection with the acquisition
of Quest for Value U.S.  Government
Income Fund--Note 7                                                284,411          2,710,439               --                 --
Redeemed                                                          (921,932)        (8,688,563)          (425,453)        (3,939,172)
                                                                 ---------      -------------          ---------      -------------
Net increase                                                       834,791      $   7,965,917            696,221      $   6,508,757
                                                                 =========      =============
=========      =============

1. For the year ended June 30, 1996 for Class A and Class C shares and for the period from July 21, 1995 (inception of offering) to June 30, 1996 for Class B shares.

==========================================================
======================
3. Unrealized Gains and
   Losses on Investments

At June 30, 1996, net unrealized appreciation on investments of $4,741,482 was composed of gross appreciation of $12,304,712, and gross depreciation of $7,563,230.

==========================================================
======================
4. Management Fees and
   Other Transactions
   With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million and 0.50% of net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     The Manager has agreed to reimburse the Fund for SEC fees incurred in connection with the acquisition of Quest for Value U.S. Government Income Fund.

     For the year ended June 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $880,535, of which $277,638 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $692,568 and $86,810, of which $15,855 and $8,756, respectively, was paid to an affiliated broker/dealer. During the year ended June 30, 1996, OFDI received contingent deferred sales charges of $64,030 and $14,816, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended June 30, 1996, OFDI paid $83,455 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year


16  Oppenheimer U.S. Government Trust

==========================================================
======================
4. Management Fees and
   Other Transactions
   With Affiliates
   (continued)

on Class B shares that are outstanding for 6 years or less and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended June 30, 1996, OFDI paid $9,640 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $187,678 and $99,336, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At June 30, 1996, OFDI had incurred unreimbursed expenses of $998,862 for Class B and $240,974 for Class C.

==========================================================
======================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At June 30, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:

                                                             Number of                    Valuation as of               Unrealized
Contracts to Sell              Expiration Date               Futures Contracts            June 30, 1996                 Depreciation
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes            9/96                          950                          $100,462,500                  $1,214,063


==========================================================
======================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


17  Oppenheimer U.S. Government Trust

==========================================================
======================
6. Option Activity
   (continued)

Written option activity for the year ended June 30, 1996 was as follows:

                                                                    Call Options                          Put Options
                                                                    --------------------------            --------------------------
                                                                    Number of       Amount of             Number of       Amount of
                                                                    Options         Premiums              Options         Premiums
------------------------------------------------------------------------------------------------------------------------------------
Options outstanding at June 30, 1995                                  --            $    --                 --            $    --
------------------------------------------------------------------------------------------------------------------------------------
Options written                                                     25,000            326,172             38,080            279,931
------------------------------------------------------------------------------------------------------------------------------------
Options closed or expired                                          (25,000)          (326,172)           (38,080)          (279,931)
                                                                   -------           --------            -------           --------
Options outstanding at June 30, 1996                                  --            $    --                 --            $    --
                                                                   =======           ========            =======
  ========

==========================================================
======================
7. Acquisition of Oppenheimer
   Mortgage Income Fund,
   Quest For Value U.S.
   Government Income Fund
   And Connecticut Mutual
   Government Account

On July 28, 1995, the Fund acquired all of the net assets of Oppenheimer Mortgage Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Mortgage Income Fund shareholders on July 12, 1995. The Fund issued 8,262,838 and 683,099 shares of Class A and Class B beneficial interest, respectively, valued at $77,918,563 and $6,434,794 in exchange for the net assets, resulting in combined Class A net assets of $385,440,401 and Class B net assets of $6,806,465 on July 28, 1995. The net assets acquired included net unrealized appreciation of $844,310. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

     On November 24, 1995, the Fund acquired all of the net assets of Quest For Value U.S. Government Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest For Value U.S. Government Income Fund shareholders on November 16, 1995. The Fund issued 10,598,976, 967,755, and 284,411 shares of Class A, Class B, and Class C beneficial interest, respectively, valued at $101,114,231, $9,222,705 and $2,710,439 in exchange for the net assets, resulting in combined Class A net assets of $518,859,988, Class B net assets of $21,270,443, and Class C net assets of $16,422,311 on November 24, 1995. The net assets acquired included net unrealized depreciation of $533,506. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

     On April 26, 1996, the Fund acquired all of the net assets of Connecticut Mutual Government Account, pursuant to an Agreement and Plan of Reorganization approved by the Connecticut Mutual Government Account shareholders on April 24, 1996. The Fund issued 5,008,473 and 10,367 shares of Class A and Class B beneficial interest, respectively, valued at $46,829,224 and $96,832 in exchange for the net assets, resulting in combined Class A net assets of $513,892,599 and Class B net assets of $28,393,161 on April 26, 1996. The net assets acquired included net unrealized depreciation of $184,154. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

Appendix A

Description of Securities Ratings

Description of Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond ratings:

Standard & Poor's describes its four highest ratings for corporate debt as follows:

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in a small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal.

Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's describes its four highest corporate bond ratings as follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Appendix B

Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities*
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities*
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility*
Textile/Apparel
Tobacco
Toys
Trucking

___________________
* For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, utilities are divided into "industries" according to their services (e.g., gas utilities, gas transmission utilities, electric utilities and telephone utilities are each considered a separate industry)

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing  Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
       Citibank, N.A.
       399 Park Avenue
       New York, New York 10043

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
       Gordon Altman Butowsky Weitzen Shalov & Wein
       114 West 47th Street
       New York, New York  10036